UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number        811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (212) 632-6000

Date of fiscal year end:     12/31

Date of reporting period:    6/30/14

ITEM 1.  REPORTS TO STOCKHOLDERS.

Lazard Retirement Series
Semi-Annual Report
June 30, 2014

US Equity Lazard Retirement US Strategic Equity Portfolio Lazard Retirement US Small-Mid Cap Equity Portfolio International Equity Lazard Retirement International Equity Portfolio	Emerging Markets Lazard Retirement Emerging Markets Equity Portfolio Asset Allocation Lazard Retirement Global Dynamic Multi Asset Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

7	Performance Overviews

12	Information About Your Portfolio’s Expenses

14	Portfolio Holdings Presented by Sector

15	Portfolios of Investments

15	Lazard Retirement US Strategic Equity Portfolio

17	Lazard Retirement US Small-Mid Cap Equity Portfolio

19	Lazard Retirement International Equity Portfolio

21	Lazard Retirement Emerging Markets Equity Portfolio

23	Lazard Retirement Global Dynamic Multi Asset Portfolio

33	Notes to Portfolios of Investments

36	Statements of Assets and Liabilities

38	Statements of Operations

40	Statements of Changes in Net Assets

42	Financial Highlights

46	Notes to Financial Statements

54	Board of Directors and Officers Information

57	Other Information

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objective, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report   1

Lazard Retirement Series, Inc. A Message from Lazard

Dear Shareholder,

During the first half of 2014, global equity markets rose steadily. Stocks were somewhat volatile at the beginning of the year as investors were concerned that the US Federal Reserve (the “Fed”) may begin to raise interest rates sooner than previously expected. However, Fed Chair Janet Yellen reassured markets on several occasions that the Fed intends to keep interest rates low until the US economy is stronger. Stocks gained in developed markets across North America, Europe, and Asia. Emerging-market equities recovered from a difficult 2013 amid an improving global economic environment and despite growth concerns in China and geopolitical uncertainty from Russia-Ukraine tensions.

Global fixed-income markets extended their rally despite the unwinding of US quantitative easing and as interest rates generally trended lower. Emerging-market debt posted strong returns, supported by the credit-easing measures taken by the European Central Bank and the ongoing accommodative stance by the Fed.

As always, at Lazard Asset Management, we remain focused on active management and are committed to leveraging our strengths to help you, a valued shareholder in Lazard Funds, achieve your financial goals. We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2   Semi-Annual Report

Lazard Retirement Series, Inc. Investment Overviews

US Equities

The S&P 500® Index delivered strong results during the six-month period ended June 30, 2014, gaining 7.1%. Stocks were somewhat volatile in the beginning of the year, as many investors were concerned that the Fed might begin to raise interest rates sooner than previously expected. However, Fed Chair Janet Yellen reassured markets on several occasions that the Fed intends to keep interest rates low until the US economy is stronger. Economic reports were mixed in the first quarter, and a final revision of first-quarter GDP growth disappointed as the economy contracted at an annualized rate of -2.9%. However, many analysts attributed the slowdown in activity to the severe winter and encouraging data reassured the market that the economy had bounced back from its first-quarter lull. The economy added more jobs than expected in each month of the second quarter, auto sales continued to be strong, and corporate merger-and-acquisition activity continued at a rapid pace.

International Equities

Despite volatility during the early months, most international equity markets rose during the first half of 2014 driven by positive economic data points, an increase in merger-and-acquisition activity, and accommodative monetary policy. During the second quarter, emerging markets reversed their first quarter decline and ended the period outpacing developed markets. Indian equities were among the best performers on hopes that newly elected Prime Minister Narendra Modi might bring economic and social welfare reform to the country. Turkey also performed well during the period amid multiple interest rate cuts and political stabilization after unrest earlier in the year. Despite a de-escalation of tensions in the second quarter, Russian equities were among the worst performers in the aftermath of events in Crimea and the economic and diplomatic sanctions that followed.

In Europe, data pointed to factory and services output at their highest levels in three years, and euro-zone consumer confidence improved to pre-crisis levels. In an effort to increase bank lending and combat low inflation, the European Central Bank in June introduced another package of stimulative measures that included interest rate reductions. European countries enjoyed lower borrowing costs and improving economic conditions—in particular, bond yields in Greece, Ireland, Italy, Portugal, and Spain have come down significantly. In the United Kingdom, economic data was stronger than expected, unemployment dropped to a five-year low, salaries outpaced inflation for the first time since 2010, and housing prices continued their ascent.

All global sectors finished the period in positive territory. Utility stocks were among the best performers as investors sought higher dividend-paying investments in contrast to record-low bond-yields. Energy stocks also performed well as oil prices rose due to the turmoil in Iraq.

Emerging Markets Equities

Emerging markets equities suffered through a challenging initial two months, followed by a significant rebound during the first half of 2014. Concerns about the Fed tapering in January and then the trauma of Russia annexing Crimea in February were subsequently more than offset by an improving economic environment, somewhat de-escalating tensions in Ukraine, and an improvement in industrial production data in China. The Morgan Stanley Capital International (MSCI®) Emerging Markets Index (the “EM Index”) increased by 6.1%, as measured in US dollar terms. By region, Latin America performed best, modestly outperforming shares in Asia and eastern Europe. Features of the period included the Crimean (Ukrainian) issue as well as higher crude oil prices caused by increased violence within Iraq.

Asian markets were generally strong over the first half of 2014, apart from China, which suffered from worries about economic growth and a weak renminbi. The period included a military coup which ousted Yingluck Shinawatra as prime minister of Thailand. Somewhat perversely, Thai shares rallied, suggesting less uncertainty. Taiwanese equities, especially technology shares, rose due to upward earnings revisions. Indian stock prices increased sharply following the convincing election win of BJP leader Modi and the announcement of his relatively small, and therefore possibly more efficient, cabinet. Although share prices recovered in Indonesia following a weak period in 2013, polls in June reporting a closer and more complicated presidential election, resulted in marked profit-taking.

European-market returns were somewhat mixed during the period. Because of the Crimean situation, Russian and Hungarian shares fell sharply in February before beginning to recover on the apparent signs of de-escalating tensions. Turkish and South African equities rebounded from the stresses placed on their currencies after the Fed’s tapering in the first quarter, which led both central banks to decisively lift

Semi-Annual Report   3

interest rates. Egyptian shares benefited from General el-Sisi’s election as president. New EM Index constituent countries, Qatar and the United Arab Emirates, rose over the period but suffered considerable declines in June following the effects of a corporate scandal in Qatar and a year of major market increases.

Apart from Chile, Latin American markets rose in the first half. Despite ongoing concerns about economic performance, both Brazil and Colombia benefited from the increase in crude oil prices given their substantial energy weightings. Mexican shares were buoyed by ongoing excitement over reform policy as well as prospects of increased economic growth.

By sector, the information technology, utilities, consumer discretionary, and health care sectors performed relatively well while the materials, telecom services, and consumer staples sectors underperformed the EM Index.

Lazard Retirement US Strategic Equity Portfolio

For the six months ended June 30, 2014, the Lazard Retirement US Strategic Equity Portfolio’s Service Shares posted a total return of 7.49%, as compared with the 7.13% return for the S&P 500 Index.

Stock selection in the consumer staples sector contributed to performance. Shares of Molson Coors Brewing rose after the company reported solid quarterly results, driven by strong volumes in its European business and cost savings. Stock selection in the consumer discretionary sector also helped returns. Shares of Advance Auto Parts rose after the company announced its acquisition of General Parts International for $2 billion. The transaction has been completed, making the combined entity the largest aftermarket auto parts provider in North America.

In contrast, stock selection in the health care sector detracted from performance. Shares of pharmaceutical company Pfizer fell after a series of offers made by the company to acquire AstraZeneca were rejected. Stock selection in the financials sector also hurt returns. Shares of exchange operator Intercontinental Exchange fell after management issued expense guidance for the year that was greater than expected.

Lazard Retirement US Small-Mid Cap Equity Portfolio

For the six months ended June 30, 2014, the Lazard Retirement US Small-Mid Cap Equity Portfolio’s Service Shares

posted a total return of 8.50%, as compared with the 5.95% return for the Russell 2500® Index.

Stock selection in the information technology sector contributed to performance. Shares of wireless technology company InterDigital rose after management announced that it had renewed its mobile patent agreement with Samsung, its largest customer, after a two year negotiation process. Stock selection in the consumer discretionary sector also helped returns. Shares of Advance Auto Parts rose after the company announced its acquisition of General Parts International for $2 billion. The transaction has been completed, making the combined entity the largest aftermarket auto parts provider in North America.

In contrast, underweight positions in utilities and energy and a lack of exposure to telecom services detracted from performance, as the sectors were the three best performers in the benchmark during the period. In the consumer discretionary sector, shares of women’s retail store operator Francesca’s fell after the company reported quarterly earnings which were below expectations, as severe winter weather and inventory issues hampered results. We sold our position in June as we saw better risk/reward opportunities elsewhere.

Lazard Retirement International Equity Portfolio

For the six months ended June 30, 2014, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of 4.68%, as compared with the 4.78% return for the MSCI EAFE® (Europe, Australasia, Far East) Index (the “EAFE Index”).

The Portfolio outperformed the EAFE Index during the second quarter driven by stock selection in the consumer staples and consumer discretionary sectors. Within consumer staples, shares of Japan Tobacco rose on strong results, an increased dividend, and on the company’s entrance into the high-growth electronic cigarette market via an acquisition. Elsewhere in consumer staples, shares of Belgian brewer Anheuser-Busch InBev rose on sales growth that exceeded expectations, particularly in Brazil ahead of the World Cup. Within the consumer discretionary sector, shares of Brazilian education company Estacio rose on results that exceeded expectations that highlighted increased enrollment. Low exposure to, and stock selection in, the financials sector was also additive to relative returns. Japanese real estate developer Daiwa House performed well on earnings that beat ex-

4   Semi-Annual Report

pectations, driven by orders within the company’s retail and logistics facilities segments.

In contrast, stock selection in the information technology, energy, and industrials sectors detracted from relative returns during the period. Shares of Japanese LCD manufacturer Japan Display declined on weaker-than-expected demand. In the energy sector, oil services provider Petroleum Geo-Services declined on weak results. The turmoil in Iraq and the subsequent rise in oil prices hurt the Portfolio’s holdings in the industrials sector as shares of Irish airline Ryanair and British airline International Consolidated Airlines declined as fuel costs rose. French airplane manufacturer Airbus also declined due to a contract cancellation in addition to rising fuel prices.

Lazard Retirement Emerging Markets Equity Portfolio

For the six months ended June 30, 2014, the Lazard Retirement Emerging Markets Equity Portfolio’s Service Shares posted a total return of 8.88%, while the Investor Shares posted a total return of 9.02%, as compared with the 6.14% return for the EM Index.

Shares of Cielo, a Brazilian credit card processor, continued to perform well amid strong credit card volumes. BB Seguridade Participacoes, a Brazilian insurance company, gained after announcing strong results and providing good guidance. Shares of Taiwan Semiconductor Manufacturing, a Taiwanese manufacturer of integrated circuits, rose amid increased confidence that second half of 2014 earnings would beat expectations. Bank Mandiri, an Indonesian bank, reported good fourth-quarter results.

In contrast, shares of Sberbank of Russia, a Russian bank, declined as the Crimea crisis resulted in increased political concerns and a weakening ruble. KB Financial Group, a South Korean bank, was negatively affected by increased regulatory tightening within the credit card market following a large data leak scandal. Shares of Mobile Telesystems, a Russia-based telecom services company, declined on concerns over increased competition after Rostelecom and Tele2 announced a joint venture, and due to macro-related concerns including the weakening ruble. Shares of Hanwha Life Insurance, a South Korean life insurance company, declined amid weaker-than-expected earnings and growth outlook.

Lazard Retirement Global Dynamic Multi Asset Portfolio

For the six months ended June 30, 2014, the Lazard Retirement Global Dynamic Multi Asset Portfolio’s Service Shares posted a total return of 4.15%, as compared with the 5.61% return of its benchmark, which is a 50/50 blend of the MSCI World® Index and the Barclays Capital Global Aggregate Bond® Index (the “GDMA Index”).

The Portfolio is managed using a combination of Lazard Asset Management LLC’s, the Portfolio’s investment manager (the “Investment Manager”), US and non-US equity and fixed-income strategies. The Investment Manager considers a market forecast based on four categories pertinent to allocation decisions among the strategies: Economy, Valuation, Liquidity, and Sentiment.

Changes made to the market forecast during the period reflected a consideration of many factors. These included monetary policies of central banks around the globe; global macro data readings, particularly of the Purchasing Managers’ Index (which measures economic activity) in China, the United States, the euro zone, and Japan; fiscal policy in developed and emerging markets; geopolitical risks; and equity and fixed income valuations, along with other data.

For the first six months of 2014, the equity allocation in the Portfolio benefited from stock selection in the consumer staples and consumer discretionary sectors, stock selection and an overweight position in health care, and stock selection in Denmark, the Netherlands, and Switzerland. Within fixed income, performance was helped by overweight exposures to Mexico, Israel, and Ireland, underweight exposure to Japan, sector selection, and select currency exposure. In contrast, stock selection in the financials and information technology sectors, an underweight exposure to the energy sector, and stock selection in US and Japanese equities detracted from performance. Within fixed income, performance was hurt by defensive duration in the United States and core Europe, underweight exposures to Spain and Italy, and an underweight exposure to the Japanese yen.

Semi-Annual Report   5

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by the Investment Manager and State Street Bank and Trust Company, the Fund’s Administrator (“State Street”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

6   Semi-Annual Report

Lazard Retirement Series, Inc. Performance Overviews (unaudited)

Lazard Retirement US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One	Five	Ten
	Year	Years	Years
Service Shares	22.52%	16.90%	6.71%
S&P 500 Index	24.60%	18.83%	7.78%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

Semi-Annual Report   7

Lazard Retirement US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One	Five	Ten
	Year	Years	Years
Service Shares	28.28%	19.30%	7.94%
Russell 2500 Index	25.58%	21.63%	9.78%
Russell 2000/2500 Linked Index	25.58%	21.63%	9.31%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The Portfolio was previously known as Lazard Retirement U.S. Small Cap Equity Portfolio. As of June 1, 2009, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000® Index (which consists of the 3,000 largest US companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through May 31, 2009 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest US companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

8   Semi-Annual Report

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One	Five	Ten
	Year	Years	Years
Service Shares	22.98%	12.70%	7.10%
EAFE Index	23.57%	11.77%	6.93%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

Semi-Annual Report   9

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	Service Shares			Investor Shares
	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception	†
Retirement Emerging Markets Equity Portfolio**	17.52%	11.31%	13.97%	17.84%	11.59%	6.93%
EM Index	14.31%	9.24%	11.94%	14.31%	9.24%	4.99%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Investor Shares was May 1, 2006.

10  Semi-Annual Report

Lazard Retirement Global Dynamic Multi Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Global Dynamic Multi Asset Portfolio, GDMA Index and MSCI World® Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One	Since
	Year	Inception	†
Service Shares	17.85%	13.49%
GDMA Index	15.54%	9.54%
MSCI World Index	24.05%	17.09%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The GDMA Index is a 50/50 blend of the MSCI World Index and the Barclays Capital Global Aggregate Bond® Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury. The indices are unmanaged, have no fees or costs and are not available for investment.

Before April 30, 2014, the Portfolio was known as Lazard Retirement Multi-Asset Targeted Volatility Portfolio.

†	The inception date for the Portfolio was April 30, 2012.

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Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2014 through June 30, 2014 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing account value.

12  Semi-Annual Report

Portfolio	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 - 6/30/14	Annualized Expense Ratio During Period 1/1/14 - 6/30/14

US Strategic Equity
Service Shares
Actual	$1,000.00	$1,074.90	$5.14	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%

US Small-Mid Cap Equity
Service Shares
Actual	$1,000.00	$1,085.00	$6.46	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%

International Equity
Service Shares
Actual	$1,000.00	$1,046.80	$5.53	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.39	$5.46	1.09%

Emerging Markets Equity
Service Shares
Actual	$1,000.00	$1,088.80	$7.15	1.38%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$6.90	1.38%
Investor Shares
Actual	$1,000.00	$1,090.20	$5.86	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.19	$5.66	1.13%

Global Dynamic Multi Asset
Service Shares
Actual	$1,000.00	$1,041.50	$5.31	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Semi-Annual Report  13

Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector June 30, 2014 (unaudited)

Sector*	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Consumer Discretionary	15.8%	17.4%	18.7%	7.0%
Consumer Staples	7.2	—	12.3	9.8
Energy	11.0	5.3	5.2	11.7
Financials	15.0	21.8	20.2	27.0
Health Care	17.6	8.8	12.4	—
Industrials	5.1	17.2	15.6	6.4
Information Technology	23.2	14.6	2.3	17.4
Materials	4.4	8.8	5.4	5.3
Telecommunication Services	—	—	3.4	10.3
Utilities	—	2.8	1.5	0.8
Short-Term Investments	0.7	3.3	3.0	4.3
Total Investments	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Retirement Global Dynamic Multi Asset Portfolio

Consumer Discretionary	10.8%
Consumer Staples	8.2
Energy	6.7
Financials	16.9
Health Care	10.4
Industrials	9.6
Information Technology	10.3
Materials	3.5
Telecommunication Services	4.7
Utilities	3.8
Municipal	0.3
Sovereign Debt	11.4
Short-Term Investment	3.4
Total Investments	100.0%

* Represents percentage of total investments.

14  Semi-Annual Report

Lazard Retirement Series, Inc. Portfolios of Investments June 30, 2014 (unaudited)

Description	Shares	Value

Lazard Retirement US Strategic Equity Portfolio

Common Stocks | 98.6%

Alcohol & Tobacco | 3.9%
Molson Coors Brewing Co., Class B	5,230	$387,857

Banking | 1.7%
Regions Financial Corp.	15,305	162,539

Cable Television | 1.7%
Comcast Corp., Class A	3,150	167,990

Chemicals | 1.7%
Eastman Chemical Co.	1,960	171,206

Commercial Services | 4.6%
Corrections Corp. of America	4,988	163,856
Republic Services, Inc.	2,470	93,786
ServiceMaster Global Holdings, Inc.	2,750	50,132
Tyco International, Ltd.	3,005	137,028
		444,802
Computer Software | 2.1%
Check Point Software Technologies, Ltd. (a)	1,550	103,897
Microsoft Corp.	2,550	106,335
		210,232
Energy Exploration & Production | 4.0%
Apache Corp.	1,975	198,724
Devon Energy Corp.	2,485	197,309
		396,033
Energy Integrated | 4.9%
Chevron Corp.	1,585	206,922
Consol Energy, Inc.	3,790	174,605
HollyFrontier Corp.	2,320	101,361
		482,888
Energy Services | 2.0%
Transocean, Ltd.	4,410	198,582

Financial Services | 11.1%
Ally Financial, Inc.	5,350	127,918
American Express Co.	2,310	219,150
Citigroup, Inc.	4,180	196,878
Intercontinental Exchange, Inc.	980	185,122
Morgan Stanley	5,485	177,330
Visa, Inc., Class A	890	187,532
		1,093,930
Description	Shares	Value

Food & Beverages | 3.2%
Kellogg Co.	975	$64,058
Sysco Corp.	6,705	251,102
		315,160
Forest & Paper Products | 1.3%
International Paper Co.	2,645	133,493

Health Services | 1.1%
UnitedHealth Group, Inc.	1,310	107,093

Insurance | 2.4%
The Hartford Financial Services Group, Inc.	4,320	154,699
Voya Financial, Inc.	2,150	78,131
		232,830
Leisure & Entertainment | 5.3%
Bloomin’ Brands, Inc. (a)	2,225	49,907
Norwegian Cruise Line Holdings, Ltd. (a)	3,550	112,535
The Madison Square Garden Co., Class A (a)	1,100	68,695
Viacom, Inc., Class B	3,390	294,014
		525,151
Manufacturing | 2.7%
Carpenter Technology Corp.	740	46,805
Caterpillar, Inc.	505	54,878
Honeywell International, Inc.	1,240	115,258
Joy Global, Inc.	760	46,801
		263,742
Medical Products | 6.3%
Baxter International, Inc.	3,925	283,778
CareFusion Corp. (a)	4,420	196,027
McKesson Corp.	720	134,071
		613,876

Metal & Glass Containers | 0.8%
Owens-Illinois, Inc. (a)	2,225	77,074

Pharmaceutical & Biotechnology | 10.1%
Eli Lilly & Co.	2,515	156,358
Pfizer, Inc.	14,480	429,766
Zoetis, Inc.	12,593	406,376
		992,500
Retail | 8.1%
Advance Auto Parts, Inc.	3,679	496,371
Dick’s Sporting Goods, Inc.	1,230	57,269
J.C. Penney Co., Inc. (a)	6,720	60,816
Kohl’s Corp.	975	51,363
Macy’s, Inc.	2,275	131,995
		797,814

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

Description	Shares	Value

Lazard Retirement US Strategic Equity Portfolio (concluded)

Semiconductors & Components | 2.8%
Intel Corp.	1,775	$54,847
Maxim Integrated Products, Inc.	1,500	50,715
Xerox Corp.	13,250	164,830
		270,392
Technology | 2.8%
Citrix Systems, Inc. (a)	1,225	76,624
eBay, Inc. (a)	1,000	50,060
Google, Inc., Class A (a)	123	71,914
Google, Inc., Class C (a)	128	73,636
		272,234
Technology Hardware | 13.5%
Apple, Inc.	3,913	363,635
Brocade Communications Systems, Inc.	7,600	69,920
Cisco Systems, Inc.	14,900	370,265
EMC Corp.	6,790	178,849
Hewlett-Packard Co.	2,000	67,360
NCR Corp. (a)	800	28,072
Qualcomm, Inc.	1,790	141,768
Teradyne, Inc.	5,225	102,410
		1,322,279
Description	Shares	Value

Transportation | 0.5%
American Airlines Group, Inc. (a)	1,125	$48,330

Total Common Stocks (Identified cost $8,051,608)		9,688,027

Preferred Stock | 0.0%

Automotive | 0.0%
Better Place, Inc., Series B (Identified cost $31,701) (a), (b)	12,681	0

Short-Term Investment | 0.7%
State Street Institutional Treasury Money Market Fund (Identified cost $66,014)	66,014	66,014

Total Investments | 99.3% (Identified cost $8,149,323) (c)		$9,754,041

Cash and Other Assets in Excess of Liabilities | 0.7%		63,876

Net Assets | 100.0%		$9,817,917

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio

Common Stocks | 97.4%

Aerospace & Defense | 0.9%
B/E Aerospace, Inc. (a)	6,055	$560,027

Automotive | 1.9%
Modine Manufacturing Co. (a)	45,580	717,429
Tenneco, Inc. (a)	7,240	475,668
		1,193,097
Banking | 7.2%
East West Bancorp, Inc.	17,415	609,351
PacWest Bancorp	27,630	1,192,787
Signature Bank (a)	6,920	873,166
United Bankshares, Inc.	30,450	984,448
Wintrust Financial Corp.	20,305	934,030
		4,593,782
Chemicals | 4.9%
Koppers Holdings, Inc.	13,500	516,375
Polypore International, Inc. (a)	9,700	462,981
Rockwood Holdings, Inc.	5,970	453,660
Taminco Corp. (a)	42,595	990,760
Tronox, Ltd., Class A	26,000	699,400
		3,123,176
Commercial Services | 6.7%
Applied Industrial Technologies, Inc.	12,800	649,344
Blackhawk Network Holdings, Inc. (a)	32,760	924,487
Convergys Corp.	26,300	563,872
LifeLock, Inc. (a)	26,795	374,058
Markit, Ltd.	26,300	709,574
MDC Partners, Inc., Class A	27,700	595,273
ServiceMaster Global Holdings, Inc.	24,800	452,104
		4,268,712
Computer Software | 6.2%
Informatica Corp. (a)	17,785	634,035
j2 Global, Inc.	18,810	956,677
Red Hat, Inc. (a)	12,295	679,545
Rovi Corp. (a)	19,000	455,240
TIBCO Software, Inc. (a)	39,320	793,084
Web.com Group, Inc. (a)	16,890	487,614
		4,006,195
Construction & Engineering | 2.0%
EMCOR Group, Inc.	13,975	622,307
Quanta Services, Inc. (a)	18,835	651,314
		1,273,621

Description	Shares	Value

Consumer Products | 1.1%
Matthews International Corp., Class A	16,235	$674,889

Electric | 1.4%
CMS Energy Corp.	29,675	924,376

Energy | 1.4%
Pattern Energy Group, Inc.	27,595	913,670

Energy Exploration & Production | 3.3%
Athlon Energy, Inc.	9,445	450,526
EP Energy Corp., Class A	44,000	1,014,200
Memorial Resource Development Corp.	27,800	677,208
		2,141,934
Energy Services | 2.0%
Diamond Offshore Drilling, Inc.	12,125	601,764
Oceaneering International, Inc.	8,300	648,479
		1,250,243
Financial Services | 5.1%
Air Lease Corp.	24,165	932,286
Cohen & Steers, Inc.	10,700	464,166
Springleaf Holdings, Inc.	36,945	958,723
Waddell & Reed Financial, Inc., Class A	14,380	900,044
		3,255,219
Forest & Paper Products | 2.6%
KapStone Paper and Packaging Corp. (a)	25,520	845,478
Schweitzer-Mauduit International, Inc.	19,375	845,912
		1,691,390
Health Services | 5.7%
Brookdale Senior Living, Inc. (a)	25,815	860,672
Magellan Health Services, Inc. (a)	13,555	843,663
Phibro Animal Health Corp., Class A	41,020	900,389
Quintiles Transnational Holdings, Inc. (a)	19,685	1,049,014
		3,653,738
Housing | 1.0%
Taylor Morrison Home Corp., Class A (a)	29,395	659,036

Insurance | 2.6%
American Equity Investment Life Holding Co.	31,035	763,461
Arch Capital Group, Ltd. (a)	15,980	917,891
		1,681,352

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (concluded)

Leisure & Entertainment | 4.2%
Bally Technologies, Inc. (a)	9,195	$604,295
Bloomin’ Brands, Inc. (a)	19,800	444,114
Diamond Resorts International, Inc.	31,600	735,332
Hyatt Hotels Corp., Class A (a)	14,580	889,089
		2,672,830
Manufacturing | 12.1%
ACCO Brands Corp. (a)	101,785	652,442
Actuant Corp., Class A	28,915	999,591
Altra Industrial Motion Corp.	17,740	645,559
Carpenter Technology Corp.	10,050	635,662
FLIR Systems, Inc.	19,685	683,660
Joy Global, Inc.	6,900	424,902
Kennametal, Inc.	13,035	603,260
Littelfuse, Inc.	7,745	719,898
The Toro Co.	10,165	646,494
TriMas Corp. (a)	23,015	877,562
Woodward, Inc.	17,540	880,157
		7,769,187
Medical Products | 2.2%
CareFusion Corp. (a)	20,555	911,614
Sirona Dental Systems, Inc. (a)	6,265	516,612
		1,428,226
Metal & Glass Containers | 1.1%
Owens-Illinois, Inc. (a)	19,880	688,643

Pharmaceutical & Biotechnology | 1.0%
Aratana Therapeutics, Inc. (a)	21,800	340,298
Intrexon Corp.	11,220	281,959
		622,257
Real Estate | 8.5%
DCT Industrial Trust, Inc.	93,600	768,456
Extra Space Storage, Inc. REIT	19,900	1,059,675
Highwoods Properties, Inc.	18,100	759,295
Jones Lang LaSalle, Inc.	6,220	786,146
Kilroy Realty Corp. REIT	18,500	1,152,180
LaSalle Hotel Properties REIT	27,000	952,830
		5,478,582

Description	Shares	Value

Retail | 6.1%
Advance Auto Parts, Inc.	8,115	$1,094,876
Carter’s, Inc.	8,900	613,477
Chico’s FAS, Inc.	40,775	691,544
Iconix Brand Group, Inc. (a)	14,420	619,195
Steven Madden, Ltd. (a)	25,780	884,254
		3,903,346
Semiconductors & Components | 1.9%
Microsemi Corp. (a)	18,300	489,708
Xilinx, Inc.	15,425	729,757
		1,219,465
Technology | 1.1%
BroadSoft, Inc. (a)	27,675	730,343

Technology Hardware | 0.9%
InterDigital, Inc.	11,530	551,134

Transportation | 2.3%
Alaska Air Group, Inc.	7,405	703,845
Echo Global Logistics, Inc. (a)	41,125	788,367
		1,492,212
Total Common Stocks
(Identified cost $50,478,894)		62,420,682

Preferred Stock | 0.0%

Automotive | 0.0%
Better Place, Inc., Series B (Identified cost $864,900) (a), (b)	345,960	0

Short-Term Investment | 3.3%
State Street Institutional Treasury Money Market Fund (Identified cost $2,148,568)	2,148,568	2,148,568

Total Investments | 100.7%
(Identified cost $53,492,362) (c)		$64,569,250

Liabilities in Excess of Cash and Other Assets | (0.7)%		(428,269)

Net Assets | 100.0%		$64,140,981

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

Description	Shares	Value

Lazard Retirement International Equity Portfolio

Common Stocks | 94.9%

Australia | 1.8%
Ansell, Ltd.	321,369	$6,009,180
James Hardie Industries PLC	509,324	6,646,894
		12,656,074
Austria | 0.9%
UNIQA Insurance Group AG	480,901	6,181,978

Belgium | 2.6%
Anheuser-Busch InBev NV	163,442	18,776,919

Bermuda | 1.2%
Signet Jewelers, Ltd.	78,365	8,651,684

Brazil | 1.5%
Estacio Participacoes SA	825,000	10,921,588

Canada | 2.5%
MacDonald Dettwiler & Associates, Ltd.	103,900	8,483,958
Rogers Communications, Inc., Class B	240,500	9,678,150
		18,162,108
China | 0.9%
Anhui Conch Cement Co., Ltd., Class H	1,888,500	6,518,034

Denmark | 0.9%
Carlsberg A/S, Class B	62,351	6,716,229

Finland | 1.8%
Sampo Oyj, A Shares	259,904	13,150,011

France | 8.4%
Airbus Group NV	152,575	10,224,593
BNP Paribas SA	172,835	11,725,469
Cap Gemini SA	124,213	8,861,423
Sanofi SA	178,753	18,988,988
Valeo SA	80,062	10,753,501
		60,553,974
Germany | 4.3%
Bayer AG	139,656	19,725,478
Bayerische Motoren Werke AG	53,326	6,763,048
RTL Group SA	42,433	4,720,330
		31,208,856
Description	Shares	Value

Greece | 1.0%
Piraeus Bank SA (a)	3,300,737	$7,321,914

Ireland | 1.0%
Ryanair Holdings PLC Sponsored ADR (a)	132,272	7,380,778

Israel | 2.1%
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	284,300	14,903,006

Italy | 3.1%
Atlantia SpA	407,534	11,618,318
Eni SpA	391,625	10,714,320
		22,332,638
Japan | 18.5%
AEON Financial Service Co., Ltd.	186,200	4,868,899
Asahi Group Holdings, Ltd.	290,200	9,109,481
Asics Corp.	370,560	8,643,535
Daikin Industries, Ltd.	178,600	11,269,051
Daiwa House Industry Co., Ltd.	609,000	12,624,254
Don Quijote Holdings Co., Ltd.	209,400	11,678,693
Japan Tobacco, Inc.	391,700	14,279,138
KDDI Corp.	244,400	14,906,940
LIXIL Group Corp.	265,600	7,167,962
Makita Corp.	104,200	6,438,893
Seven & I Holdings Co., Ltd.	266,000	11,206,633
Sumitomo Mitsui Financial Group, Inc.	378,800	15,869,179
United Arrows, Ltd.	123,900	4,996,116
		133,058,774
Norway | 0.6%
Petroleum Geo-Services ASA	400,418	4,243,203

Philippines | 1.8%
Alliance Global Group, Inc.	18,972,300	12,648,200

South Korea | 1.1%
Samsung Electronics Co., Ltd. GDR	11,997	7,750,062

Spain | 2.5%
Mediaset Espana Comunicacion SA (a)	582,618	6,795,482
Red Electrica Corporacion SA	120,122	10,987,470
		17,782,952
Sweden | 3.3%
Assa Abloy AB, Class B	181,383	9,229,927
Swedbank AB, A Shares	541,360	14,357,296
		23,587,223

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)

Switzerland | 7.8%
GAM Holding AG	346,051	$6,594,792
Glencore PLC	2,119,233	11,807,226
Novartis AG	322,694	29,220,036
Swatch Group AG	14,449	8,725,124
		56,347,178
Thailand | 0.7%
Krung Thai Bank Public Co. Ltd. (d)	7,691,800	4,953,277

Turkey | 0.5%
Koc Holding AS	698,758	3,430,135

United Kingdom | 24.1%
British American Tobacco PLC	267,622	15,929,526
Direct Line Insurance Group PLC	2,331,801	10,766,757
Informa PLC	1,279,279	10,487,024
International Consolidated Airlines Group SA (a)	1,673,652	10,612,186
Ladbrokes PLC	1,759,802	4,225,450
Lloyds Banking Group PLC (a)	14,011,738	17,804,917
Prudential PLC	810,938	18,610,923
Reed Elsevier PLC	752,806	12,110,509
Rexam PLC	1,534,789	14,052,511
Rolls-Royce Holdings PLC	745,536	13,639,480
Royal Dutch Shell PLC, A Shares	538,607	22,293,054
Taylor Wimpey PLC	5,327,520	10,393,969
Unilever PLC	272,486	12,362,474
		173,288,780
Total Common Stocks
(Identified cost $506,462,466)		682,525,575
Description	Shares	Value

Preferred Stock | 2.0%

Germany | 2.0%
Volkswagen AG (Identified cost $14,689,454)	55,091	$14,468,649

Short-Term Investment | 3.0%
State Street Institutional Treasury Money Market Fund (Identified cost $21,365,606)	21,365,606	21,365,606

Total Investments | 99.9%
(Identified cost $542,517,526) (c)		$718,359,830

Cash and Other Assets in Excess of Liabilities | 0.1%		954,704

Net Assets | 100.0%		$719,314,534

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 95.9%

Argentina | 1.2%
YPF Sociedad Anonima Sponsored ADR	443,434	$14,491,423

Brazil | 15.9%
Ambev SA ADR	1,918,800	13,508,352
Banco do Brasil SA	3,699,966	41,613,105
BB Seguridade Participacoes SA	1,830,200	26,871,096
CCR SA	1,568,400	12,777,189
CEMIG SA Sponsored ADR	1,222,800	9,770,172
Cielo SA	1,723,160	35,484,852
Localiza Rent a Car SA	500,100	8,247,859
Natura Cosmeticos SA	566,900	9,557,377
Souza Cruz SA	1,131,627	11,661,981
Vale SA Sponsored ADR	820,800	10,859,184
Via Varejo SA	834,600	9,348,880
		189,700,047
China | 8.7%
Baidu, Inc. Sponsored ADR (a)	105,700	19,745,817
China Construction Bank Corp., Class H (a)	45,741,390	34,584,608
China Shenhua Energy Co., Ltd., Class H (a)	2,767,500	7,998,555
CNOOC, Ltd.	8,470,000	15,256,141
NetEase, Inc. Sponsored ADR	251,200	19,684,032
Weichai Power Co., Ltd., Class H	1,851,400	7,142,452
		104,411,605
Colombia | 2.8%
Pacific Rubiales Energy Corp.	1,662,200	33,772,078

Egypt | 0.8%
Commercial International Bank Egypt SAE GDR	1,927,566	9,406,522

Hong Kong | 2.6%
China Mobile, Ltd. Sponsored ADR	470,649	22,878,248
Huabao International Holdings, Ltd.	13,021,000	7,660,993
		30,539,241
Description	Shares	Value

Hungary | 0.9%
OTP Bank PLC	571,688	$10,990,034

India | 6.0%
Axis Bank, Ltd.	498,996	15,906,146
Bajaj Auto, Ltd.	14,641	558,668
Bank of India	680,164	3,410,715
Bharat Heavy Electricals, Ltd.	2,297,669	9,565,821
Hero MotoCorp, Ltd.	6,392	279,449
Jindal Steel & Power, Ltd.	472,934	2,528,815
Punjab National Bank, Ltd.	1,034,527	17,071,545
Tata Consultancy Services, Ltd.	569,846	22,871,057
		72,192,216
Indonesia | 5.8%
PT Astra International Tbk	14,818,500	9,093,596
PT Bank Mandiri (Persero) Tbk	25,092,229	20,583,882
PT Semen Indonesia (Persero) Tbk	5,555,900	7,064,968
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	536,000	22,329,760
PT United Tractors Tbk	5,560,040	10,833,988
		69,906,194
Macau | 1.2%
Wynn Macau, Ltd.	3,615,200	14,226,827

Malaysia | 0.7%
British American Tobacco Malaysia Berhad	415,700	8,484,889

Mexico | 1.4%
Grupo Mexico SAB de CV, Series B	2,463,297	8,219,534
Kimberly-Clark de Mexico SAB de CV, Series A	3,085,762	8,660,161
		16,879,695
Pakistan | 1.5%
Oil & Gas Development Co., Ltd.	2,909,500	7,681,021
Pakistan Petroleum, Ltd.	4,564,302	10,365,950
		18,046,971
Philippines | 1.6%
Philippine Long Distance Telephone Co. Sponsored ADR	281,500	18,967,470

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Russia | 11.4%
Alrosa AO (a), (d)	7,820,700	$9,621,932
Eurasia Drilling Co., Ltd. GDR	205,164	6,462,666
Gazprom OAO Sponsored ADR (a)	3,002,050	26,162,866
Lukoil OAO Sponsored ADR	155,313	9,273,739
Magnit OJSC Sponsored GDR	15,738	928,542
Magnit OJSC Sponsored GDR (d), (e)	132,475	7,816,025
MegaFon OAO GDR (d), (e)	421,946	13,291,299
Mobile TeleSystems OJSC Sponsored ADR	1,214,620	23,976,599
Oriflame Cosmetics SA SDR	172,453	4,018,668
Sberbank of Russia (a), (d)	14,223,089	35,374,572
		136,926,908
South Africa | 8.3%
Bidvest Group, Ltd.	412,750	10,967,080
Imperial Holdings, Ltd.	486,227	9,143,902
Nedbank Group, Ltd.	398,020	8,576,798
PPC, Ltd.	2,528,399	7,453,249
Sanlam, Ltd.	1,526,387	8,862,661
Shoprite Holdings, Ltd.	1,115,509	16,153,116
Standard Bank Group, Ltd.	637,404	8,690,511
Tiger Brands, Ltd.	303,902	8,762,436
Truworths International, Ltd.	612,999	4,322,407
Vodacom Group, Ltd.	698,468	8,633,156
Woolworths Holdings, Ltd.	1,117,345	8,210,673
		99,775,989
South Korea | 13.4%
Coway Co., Ltd.	108,406	9,074,904
Hanwha Life Insurance Co., Ltd.	2,041,722	13,035,703
Hyundai Mobis Co., Ltd.	69,644	19,548,227
KB Financial Group, Inc.	517,880	18,016,778
KT&G Corp.	190,975	16,892,926
Samsung Electronics Co., Ltd.	29,119	38,046,371
Shinhan Financial Group Co., Ltd.	582,001	26,948,752
SK Hynix, Inc. (a)	395,930	18,998,222
		160,561,883
Description	Shares	Value

Taiwan | 4.6%
Hon Hai Precision Industry Co., Ltd.	4,719,295	$15,805,798
Taiwan Semiconductor Manufacturing Co., Ltd.	9,100,642	38,556,876
		54,362,674
Thailand | 2.5%
CP All Public Co. Ltd. (d)	7,369,500	10,899,276
PTT Exploration & Production Public Co. Ltd. (d)	1,781,535	9,194,488
The Siam Cement Public Co. Ltd.	709,400	9,967,228
		30,060,992
Turkey | 4.6%
Akbank TAS	2,721,393	10,006,444
Koc Holding AS	3,575,921	17,553,846
Turkcell Iletisim Hizmetleri AS (a)	2,092,682	13,087,906
Turkiye Is Bankasi AS, C Shares	5,417,917	14,653,386
		55,301,582
Total Common Stocks
(Identified cost $1,018,487,708)		1,149,005,240

Short-Term Investment | 4.4%
State Street Institutional Treasury
Money Market Fund
(Identified cost $52,254,198)	52,254,198	52,254,198

Total Investments | 100.3%
(Identified cost $1,070,741,906) (c)		$1,201,259,438

Liabilities in Excess of Cash and Other Assets | (0.3)%		(3,726,388)

Net Assets | 100.0%		$1,197,533,050

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio

Common Stocks | 78.5%

Australia | 2.9%
AGL Energy, Ltd.	80,037	$1,168,289
Amcor, Ltd.	44,645	439,082
BC Iron, Ltd.	5,722	17,266
BHP Billiton, Ltd.	13,589	460,013
Cardno, Ltd.	5,076	30,250
CSL, Ltd.	10,001	627,596
Dexus Property Group	24,915	26,078
GPT Group REIT	95,371	345,331
Iress, Ltd.	5,596	43,216
Platinum Asset Management, Ltd.	9,129	54,232
Scentre Group (a)	48,455	146,209
Telstra Corp., Ltd.	163,796	804,692
Westfield Corp.	16,087	108,460
		4,270,714
Belgium | 0.8%
Anheuser-Busch InBev NV Sponsored ADR	9,175	1,054,574
bpost SA	4,103	103,657
Telenet Group Holding NV (a)	1,339	76,310
		1,234,541
Bermuda | 1.3%
Everest Re Group, Ltd.	6,414	1,029,383
PartnerRe, Ltd.	7,407	808,918
Validus Holdings, Ltd.	2,552	97,589
		1,935,890
Canada | 5.1%
Agnico-Eagle Mines, Ltd.	1	28
Bell Aliant, Inc.	5,250	137,222
Canadian Apartment Properties REIT	1,039	22,259
Canadian Imperial Bank of Commerce	19,594	1,783,026
Canadian National Railway Co.	1,498	97,429
Canadian Natural Resources, Ltd.	1,439	66,121
Capital Power Corp.	5,223	129,076
CI Financial Corp.	4,844	159,114
Cineplex, Inc.	3,633	141,125
Cogeco Cable, Inc.	2,048	113,412
Constellation Software, Inc.	500	127,435
Encana Corp.	15,356	363,806
Entertainment One, Ltd. (a)	6,303	33,440
Genworth MI Canada, Inc.	1,469	52,328

Description	Shares	Value

Imperial Oil, Ltd.	2,660	$140,173
Intact Financial Corp.	2,469	170,254
Magna International, Inc.	1,142	122,928
Metro, Inc.	2,267	140,156
Penn West Petroleum, Ltd.	9,497	92,740
Progressive Waste Solutions, Ltd.	1,465	37,605
Rogers Communications, Inc., Class B	5,229	210,424
Royal Bank of Canada	31,763	2,270,636
Saputo, Inc.	2,874	172,189
Shaw Communications, Inc., Class B	12,947	331,971
ShawCor, Ltd.	769	42,765
The Jean Coutu Group PJC, Inc., Class A	4,825	102,464
Tim Hortons, Inc.	5,505	301,136
Yamana Gold, Inc.	1	4
		7,361,266
Colombia | 0.1%
Pacific Rubiales Energy Corp.	3,554	72,209

Denmark | 1.6%
AP Moeller-Maersk A/S, Class B	98	243,522
Coloplast A/S, Class B	2,428	219,574
Novo Nordisk A/S, Class B	6,867	316,055
Novo Nordisk A/S Sponsored ADR	23,985	1,107,867
Topdanmark A/S ADR (a)	129,690	395,554
		2,282,572
Finland | 0.8%
Kone Oyj, Class B	16,358	682,722
Sampo Oyj, A Shares ADR	19,850	501,212
		1,183,934
France | 1.1%
Airbus Group NV	7,177	480,956
Bureau Veritas SA	3,415	94,786
Orpea	1,142	80,111
Safran SA	766	50,152
Total SA	12,674	915,971
		1,621,976
Germany | 1.7%
BASF SE	1,606	186,989
Bayer AG	2,139	302,120
Continental AG	154	35,669
Continental AG Sponsored ADR	26,831	1,249,251
Hugo Boss AG	3,369	503,528
Symrise AG ADR	14,635	199,182
		2,476,739

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Hong Kong | 0.8%
Cheung Kong Holdings, Ltd.	31,000	$549,572
Galaxy Entertainment Group, Ltd.	16,000	127,580
Hopewell Holdings, Ltd.	10,000	34,772
Michael Kors Holdings, Ltd. (a)	1,927	170,829
Swire Pacific, Ltd., Class A	7,000	86,118
The Link REIT	30,000	161,411
		1,130,282
Ireland | 0.2%
Accenture PLC Class A	472	38,449
ICON PLC (a)	758	35,709
Ryanair Holdings PLC Sponsored ADR (a)	3,577	199,597
		273,755
Israel | 0.2%
Bank Hapoalim BM	7,331	42,386
Bank Leumi Le-Israel BM (a)	34,874	136,081
Israel Discount Bank, Ltd., Class A (a)	72,455	122,803
		301,270
Italy | 0.3%
Eni SpA	17,802	487,038

Japan | 6.2%
Alfresa Holdings Corp.	1,100	70,905
ANA Holdings, Inc.	42,000	99,087
AOKI Holdings, Inc.	2,600	36,778
Asahi Glass Co., Ltd.	51,000	300,548
Asahi Kasei Corp.	52,000	397,809
Astellas Pharma, Inc.	2,900	38,102
Bridgestone Corp.	34,300	1,200,271
Coca-Cola East Japan Co., Ltd.	2,200	55,942
Daito Trust Construction Co., Ltd.	500	58,783
Daiwa House Industry Co., Ltd. ADR	10,260	2,130,002
East Japan Railway Co.	700	55,133
Fuji Heavy Industries, Ltd.	5,000	138,443
Heiwa Corp.	2,400	53,281
Hino Motors, Ltd.	30,000	413,109
Hogy Medical Co., Ltd.	700	37,935
Japan Airlines Co., Ltd.	700	38,695
Kaken Pharmaceutical Co., Ltd.	4,000	84,655
KDDI Corp.	2,900	176,883
Kubota Corp.	6,000	85,050

Description	Shares	Value

Maeda Road Construction Co., Ltd.	19,000	$328,779
Mitsubishi Estate Co., Ltd. ADR	31,460	778,320
Mitsubishi Materials Corp.	28,000	98,120
Mitsubishi UFJ Lease & Finance Co., Ltd.	17,830	102,434
Mitsui & Co., Ltd.	6,100	97,788
Mitsui Mining & Smelting Co., Ltd.	36,000	102,700
Nippon Suisan Kaisha, Ltd. (a)	19,600	60,558
Ryosan Co., Ltd.	5,300	110,442
Secom Co., Ltd.	700	42,772
Senshu Ikeda Holdings, Inc.	28,100	143,128
Sumitomo Mitsui Trust Holdings, Inc. Sponsored ADR	102,220	461,012
The Bank of Yokohama, Ltd.	126,000	725,117
Tokyo Seimitsu Co., Ltd.	12,800	230,085
Wacoal Holdings Corp.	5,000	54,291
West Japan Railway Co.	3,900	171,699
Yoshinoya D&C Co., Ltd.	5,300	74,657
		9,053,313
Macau | 0.4%
Sands China, Ltd.	6,400	48,514
Sands China, Ltd. Sponsored ADR	6,855	520,089
		568,603
Malta | 0.0%
Unibet Group PLC SDR	650	32,298

Netherlands | 1.2%
CNH Industrial NV	29,295	300,852
Gemalto NV	400	41,462
Koninklijke Ahold NV	29,176	547,724
NXP Semiconductor NV (a)	12,870	851,737
		1,741,775
New Zealand | 0.4%
Air New Zealand, Ltd.	36,830	67,073
Fisher & Paykel Healthcare Corp., Ltd., Class C	22,640	94,157
Meridian Energy, Ltd.	40,219	43,665
Sky Network Television, Ltd.	50,571	304,186
Telecom Corp. of New Zealand, Ltd.	21,127	49,574
		558,655
Norway | 1.1%
Opera Software ASA	5,316	70,894
Statoil ASA	26,651	818,580
Telenor ASA	31,426	715,735
		1,605,209

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Portugal | 0.1%
Sonae SGPS SA	42,922	$70,469

Singapore | 0.5%
Avago Technologies, Ltd.	484	34,882
ComfortDelGro Corp., Ltd.	289,000	579,437
DBS Group Holdings, Ltd.	8,000	107,467
M1, Ltd.	26,000	73,189
		794,975
Spain | 0.0%
Amadeus IT Holding SA, A Shares	780	32,170
Corporacion Financiera Alba SA	150	9,754
		41,924
Sweden | 0.7%
Alfa Laval AB	3,949	101,775
Assa Abloy AB ADR	29,085	738,759
Betsson AB	736	25,446
Hennes & Mauritz AB, B Shares	2,893	126,431
Meda AB	2,719	47,246
		1,039,657
Switzerland | 2.6%
Novartis AG	1,485	134,420
Novartis AG ADR	28,275	2,559,736
Panalpina Welttransport Holding AG ADR	11,420	364,298
Roche Holding AG	464	138,394
Swisscom AG	385	223,802
Tyco International, Ltd.	8,995	410,172
		3,830,822
United Kingdom | 8.5%
Admiral Group PLC	845	22,401
Aggreko PLC	3,704	104,594
Anglo American PLC	24,626	602,672
Bellway PLC	19,630	526,094
Berendsen PLC	4,658	78,043
BP PLC	118,294	1,042,406
British American Tobacco PLC	10,810	643,438
British Sky Broadcasting Group PLC	46,247	715,490
Britvic PLC	3,224	40,140
BT Group PLC	14,566	95,949
Centrica PLC	205,212	1,097,850
Delphi Automotive PLC	1,385	95,205
Halma PLC	5,466	55,145
Hays PLC	38,102	95,268
Description	Shares	Value

HSBC Holdings PLC	19,020	$192,994
International Consolidated Airlines Group SA Sponsored ADR (a)	30,987	980,739
ITV PLC	48,419	147,664
Lloyds Banking Group PLC ADR (a)	123,222	633,361
Next PLC	1,570	173,977
Premier Oil PLC	24,781	141,608
Provident Financial PLC	13,982	546,534
Rexam PLC Sponsored ADR	8,408	392,654
Rolls-Royce Holdings PLC	4,617	84,467
Royal Dutch Shell PLC, A Shares	23,297	964,674
Shire PLC	2,603	203,583
SSE PLC	6,664	178,713
TalkTalk Telecom Group PLC	7,601	42,342
Unilever PLC	2,352	106,708
Unilever PLC Sponsored ADR	47,890	2,169,896
WH Smith PLC	4,971	91,029
		12,265,638
United States | 39.9%
3M Co.	2,824	404,510
Abbott Laboratories	4,408	180,287
Aflac, Inc.	3,819	237,733
Air Lease Corp.	13,722	529,395
Allergan, Inc.	584	98,824
Ally Financial, Inc.	13,205	315,732
Amdocs, Ltd.	2,310	107,005
Ameren Corp.	16,881	690,095
American Express Co.	13,875	1,316,321
AmTrust Financial Services, Inc.	929	38,966
Apache Corp.	1,740	175,079
Apple, Inc.	30,078	2,795,149
AT&T, Inc.	32,072	1,134,066
AutoZone, Inc. (a)	2,012	1,078,915
Ball Corp.	4,384	274,789
Baxter International, Inc.	1,342	97,027
Biogen Idec, Inc. (a)	1,695	534,450
Bristol-Myers Squibb Co.	6,915	335,447
Brocade Communications Systems, Inc.	5,915	54,418
Cabot Oil & Gas Corp.	1,495	51,039
CBOE Holdings, Inc.	1,537	75,636
Celgene Corp. (a)	1,172	100,651
Chesapeake Energy Corp.	3,067	95,322
Citigroup, Inc.	22,965	1,081,651
CMS Energy Corp.	2,145	66,817
Comcast Corp., Class A	6,765	363,145

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Consol Energy, Inc.	15,295	$704,641
Corning, Inc.	8,805	193,270
CR Bard, Inc.	9,590	1,371,466
Credit Acceptance Corp. (a)	274	33,729
CVS Caremark Corp.	8,932	673,205
CYS Investments, Inc.	9,784	87,891
Dollar Tree, Inc. (a)	1,520	82,779
Dr Pepper Snapple Group, Inc.	912	53,425
Eastman Chemical Co.	8,354	729,722
Eaton Corp. PLC	6,565	506,687
Eaton Vance Corp.	13,272	501,549
Edison International	1,715	99,659
Eli Lilly & Co.	1,315	81,754
EMC Corp.	43,331	1,141,339
Emerson Electric Co.	1,394	92,506
Entergy Corp.	1,206	99,001
EOG Resources, Inc.	4,504	526,337
Exelon Corp.	9,039	329,743
Exxon Mobil Corp.	415	41,782
Facebook, Inc. (a)	5,425	365,048
FMC Technologies, Inc. (a)	3,803	232,249
GameStop Corp. Class A	4,004	162,042
General Mills, Inc.	1,657	87,059
Google, Inc., Class A (a)	1,855	1,084,563
Google, Inc., Class C (a)	720	414,202
HCA Holdings, Inc. (a)	2,224	125,389
HealthSouth Corp.	5,474	196,352
Honeywell International, Inc.	10,680	992,706
Huntington Bancshares, Inc.	9,882	94,274
Intel Corp.	42,489	1,312,910
Intercontinental Exchange, Inc.	2,459	464,505
Intuit, Inc.	2,849	229,430
Jack in the Box, Inc.	701	41,948
Johnson & Johnson	25,875	2,707,042
Joy Global, Inc.	6,615	407,352
Kellogg Co.	20,863	1,370,699
Kimberly-Clark Corp.	11,611	1,291,375
Las Vegas Sands Corp.	2,110	160,824
Lockheed Martin Corp.	1,926	309,566
LyondellBasell Industries NV Class A	3,964	387,085
Macy’s, Inc.	7,222	419,020
MasterCard, Inc., Class A	9,580	703,843
McDonald’s Corp.	2,886	290,736
Description	Shares	Value

McKesson Corp.	1,985	$369,627
Merck & Co., Inc.	1,295	74,916
MFA Financial, Inc. REIT	10,100	82,921
Microsoft Corp.	45,349	1,891,053
Molson Coors Brewing Co., Class B	5,931	439,843
Monsanto Co.	3,310	412,889
Mylan, Inc. (a)	1,323	68,214
NetApp, Inc.	3,061	111,788
NeuStar, Inc., Class A (a)	6,928	180,267
Newmont Mining Corp.	1,623	41,289
Northrop Grumman Corp.	569	68,069
O’Reilly Automotive, Inc. (a)	339	51,053
Occidental Petroleum Corp.	3,382	347,095
Oracle Corp.	11,835	479,673
Outerwall, Inc. (a)	492	29,200
Pfizer, Inc.	34,458	1,022,713
PG&E Corp.	5,378	258,252
Portland General Electric Co.	2,500	86,675
Praxair, Inc.	260	34,538
Public Service Enterprise Group, Inc.	2,497	101,853
Qualcomm, Inc.	4,487	355,370
Quintiles Transnational Holdings, Inc. (a)	6,915	368,500
Raytheon Co.	1,490	137,452
Realogy Holdings Corp. (a)	7,820	294,892
Red Hat, Inc. (a)	6,340	350,412
Regions Financial Corp.	45,325	481,351
Reynolds American, Inc.	2,336	140,978
Ross Stores, Inc.	17,203	1,137,634
Sanderson Farms, Inc.	1,104	106,965
Schlumberger, Ltd.	13,804	1,628,182
Skyworks Solutions, Inc.	1,300	61,048
SM Energy Co.	1,703	143,222
Spectrum Brands Holdings, Inc.	800	68,824
Starwood Property Trust, Inc.	3,500	83,195
Team Health Holdings, Inc. (a)	3,820	190,771
The Hartford Financial Services Group, Inc.	15,060	539,299
The Hershey Co.	3,065	298,439
The Home Depot, Inc.	429	34,732
The Kroger Co.	10,861	536,859
The Sherwin-Williams Co.	213	44,072
The Southern Co.	1,684	76,420
The TJX Cos., Inc.	5,603	297,799
The Walt Disney Co.	20,266	1,737,607
Time Warner Cable, Inc.	406	59,804
Two Harbors Investment Corp. REIT	6,800	71,264

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Tyson Foods, Inc., Class A	2,884	$108,265
Union Pacific Corp.	9,357	933,361
United Technologies Corp.	7,215	832,972
UnitedHealth Group, Inc.	7,350	600,862
Vantiv, Inc., Class A (a)	1,156	38,735
Verisk Analytics, Inc., Class A (a)	1,148	68,610
Verizon Communications, Inc.	43,909	2,148,467
Vertex Pharmaceuticals, Inc. (a)	2,380	225,338
Viacom, Inc., Class B	10,764	933,562
Visa, Inc., Class A	5,319	1,120,766
Wal-Mart Stores, Inc.	7,299	547,936
Waste Connections, Inc.	2,937	142,591
Wells Fargo & Co.	12,249	643,807
Wisconsin Energy Corp.	3,567	167,364
Xcel Energy, Inc.	4,807	154,930
Xerox Corp.	25,435	316,411
Zoetis, Inc.	11,100	358,197
		58,172,366
Total Common Stocks (Identified cost $108,876,090)		114,407,890

Preferred Stock | 0.3%

Germany | 0.3%
Volkswagen AG Sponsored ADR (Identified cost $457,693)	8,695	456,053

Description	Security Currency	Principal Amount (000)	Value

Corporate Bonds | 4.9%

Australia | 0.3%
Mercedes-Benz Australia/Pacific Property, Ltd.,
4.500%, 05/18/15	AUD	236	$225,022
Telstra Corp., Ltd.,
6.250%, 04/15/15	AUD	225	217,584
			442,606
Description	Security Currency	Principal Amount (000)	Value

Canada | 0.6%
Shaw Communications, Inc.,
5.650%, 10/01/19	CAD	150	$159,991
Suncor Energy, Inc.,
6.100%, 06/01/18	USD	185	214,704
The Toronto-Dominion Bank,
1.824%, 04/03/17	CAD	290	272,076
Wells Fargo Financial Canada Corp.,
2.774%, 02/09/17	CAD	220	210,976
			857,747
Chile | 0.2%
Corp. Nacional del Cobre de Chile,
4.500%, 08/13/23	USD	250	265,625

France | 0.5%
Electricite de France SA,
5.000%, 02/05/18	EUR	150	236,596
Orange SA:
4.750%, 02/21/17	EUR	165	249,863
5.375%, 07/08/19	USD	195	222,169
			708,628
Italy | 0.2%
Atlantia SpA,
4.375%, 09/16/25	EUR	160	260,493

Mexico | 0.2%
America Movil SAB de CV,
6.450%, 12/05/22	MXN	3,500	267,522

Netherlands | 0.3%
BMW Finance NV,
3.375%, 12/14/18	GBP	185	329,812
Deutsche Bahn Finance BV,
3.375%, 09/01/16	NOK	1,200	201,797
			531,609
New Zealand | 0.1%
Fonterra Cooperative Group, Ltd.,
5.500%, 02/26/24	AUD	100	99,245

Singapore | 0.2%
Temasek Financial I, Ltd.,
4.300%, 10/25/19	USD	250	276,662

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

United Kingdom | 0.8%
Abbey National Treasury Services PLC,
5.125%, 04/14/21	GBP	130	$252,933
Barclays Bank PLC,
5.125%, 01/08/20	USD	115	129,984
BG Energy Capital PLC,
5.125%, 12/01/25	GBP	100	189,625
Network Rail Infrastructure Finance PLC,
4.400%, 03/06/16	CAD	300	294,617
Rolls-Royce PLC,
6.750%, 04/30/19	GBP	100	203,200
Tesco PLC,
6.125%, 02/24/22	GBP	100	196,545
			1,266,904
United States | 1.5%
American Express Credit Corp.,
2.375%, 03/24/17	USD	180	186,086
BMW US Capital LLC,
2.375%, 12/04/15	NOK	310	50,984
Coca-Cola Enterprises, Inc.,
2.000%, 12/05/19	EUR	200	283,816
General Electric Capital Corp.:
6.500%, 09/28/15	NZD	20	17,970
5.500%, 02/01/17	NZD	245	217,900
JPMorgan Chase & Co.:
1.625%, 05/15/18	USD	195	194,238
3.875%, 09/23/20	EUR	150	235,264
Nestle Holdings, Inc.,
2.500%, 07/10/17	NOK	1,180	197,088
Starbucks Corp.,
6.250%, 08/15/17	USD	205	235,474
The Goldman Sachs Group, Inc.,
6.250%, 09/01/17	USD	215	244,768
Valero Energy Corp.,
6.125%, 02/01/20	USD	170	200,892
Yum! Brands, Inc.,
3.750%, 11/01/21	USD	90	92,704
			2,157,184
Total Corporate Bonds (Identified cost $7,050,058)			7,134,225
Description	Security Currency	Principal Amount (000)	Value

Foreign Government Obligations | 10.7%

Australia | 1.2%
Australia Government Bond,
3.250%, 04/21/29	AUD	320	$279,391
Queensland Treasury Corp.,
5.500%, 06/21/21	AUD	540	567,487
Treasury Corp. of Victoria,
4.750%, 10/15/14	AUD	180	170,791
Western Australian Treasury Corp.,
3.000%, 06/08/16	AUD	820	777,199
			1,794,868
Austria | 0.2%
Republic of Austria,
3.900%, 07/15/20	EUR	235	381,606

Bahamas | 0.3%
Commonwealth of Bahamas,
6.950%, 11/20/29	USD	345	383,295

Belgium | 0.6%
Belgium Kingdom,
4.250%, 09/28/22	EUR	490	824,895

Bermuda | 0.3%
Government of Bermuda,
5.603%, 07/20/20	USD	420	468,300

Brazil | 0.1%
Federal Republic of Brazil,
2.625%, 01/05/23	USD	200	184,700

Canada | 2.4%
Province of Alberta,
4.000%, 12/01/19	CAD	820	847,596
Province of British Columbia,
3.700%, 12/18/20	CAD	545	555,526
Province of Ontario:
6.250%, 06/16/15	NZD	490	437,204
2.850%, 06/02/23	CAD	555	517,208
Province of Quebec:
4.500%, 12/01/17	CAD	720	738,576
3.500%, 07/29/20	USD	370	395,971
			3,492,081

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

		Principal
	Security	Amount
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Colombia | 0.2%
Republic of Colombia,
7.375%, 01/27/17	USD	225	$258,412

Czech Republic | 0.6%
Czech Republic:
5.000%, 06/11/18	EUR	200	320,444
2.500%, 08/25/28	CZK	10,450	540,909
			861,353
Denmark | 0.1%
Kommunekredit,
2.000%, 01/01/18	DKK	680	131,437

France | 0.5%
Government of France,
4.250%, 10/25/23	EUR	475	809,315

Israel | 0.6%
Israel Fixed Government Bonds:
5.500%, 01/31/22	ILS	1,530	551,228
4.250%, 03/31/23	ILS	830	274,337
			825,565
Mexico | 0.5%
Mexican Bonos,
7.750%, 12/14/17	MXN	4,340	373,740
United Mexican States,
6.750%, 02/06/24	GBP	160	334,065
			707,805
New Zealand | 0.2%
New Zealand Government Bond,
3.000%, 04/15/20	NZD	330	271,327

Norway | 0.5%
Oslo Kommune,
3.550%, 02/12/21	NOK	4,000	687,007

Panama | 0.2%
Republic of Panama,
5.200%, 01/30/20	USD	250	279,000
		Principal
	Security	Amount
Description	Currency	(000)	Value

Poland | 1.4%
Poland Government Bond,
5.750%, 04/25/29	PLN	2,065	$833,779
Republic of Poland:
5.625%, 06/20/18	EUR	365	593,736
3.000%, 03/17/23	USD	688	668,392
			2,095,907
Slovakia | 0.1%
Slovak Republic,
4.375%, 05/21/22	USD	200	213,400

United Kingdom | 0.7%
United Kingdom Treasury:
2.250%, 09/07/23	GBP	245	404,978
4.250%, 12/07/27	GBP	150	291,838
4.250%, 06/07/32	GBP	140	272,993
			969,809
Total Foreign Government Obligations
(Identified cost $15,110,854)			15,640,082

Quasi Government Bonds | 1.0%

Canada | 0.4%
Hydro-Quebec,
9.625%, 07/15/22	CAD	243	339,107
Ontario Electricity Financial Corp.,
10.125%, 10/15/21	CAD	160	224,183
			563,290
Germany | 0.3%
KfW:
4.000%, 12/15/14	NOK	1,110	182,802
2.875%, 10/12/16	NOK	980	163,769
Landeskreditbank Baden-Wuerttemberg Foerderbank,
3.000%, 05/22/17	NOK	580	97,744
			444,315
Netherlands | 0.3%
Bank Nederlandse Gemeenten,
2.500%, 01/23/23	USD	420	409,854

Total Quasi Government Bonds (Identified cost $1,422,192)			1,417,459

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

		Principal
	Security	Amount
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Supranationals | 0.7%
Corporacion Andina de Fomento,
4.375%, 06/15/22	USD	370	$392,412
International Bank for Reconstruction & Development,
1.375%, 06/23/19	SEK	1,880	282,337
Inter-American Development Bank,
6.000%, 12/15/17	NZD	375	341,840

Total Supranationals
(Identified cost $993,144)			1,016,589

US Municipal Bonds | 0.3%

New Jersey | 0.1%
New Jersey State Transportation Trust Fund Authority Build America Bonds Series C,
5.754%, 12/15/28	USD	100	115,719

Pennsylvania | 0.0%
Pennsylvania State Build America Bonds Third Series B,
5.850%, 07/15/30	USD	50	55,862

Texas | 0.1%
Texas State Build America Bonds Series A,
4.123%, 04/01/25	USD	100	108,374

Utah | 0.1%
Utah State Build America Bonds Series B,
3.539%, 07/01/25	USD	150	156,348

Total US Municipal Bonds
(Identified cost $426,845)			436,303

Description	Shares	Value

Short-Term Investment | 3.4%
State Street Institutional Treasury Money Market Fund (Identified cost $4,978,541)	4,978,541	$4,978,541

Total Investments | 99.8%
(Identified cost $139,315,417) (c), (f)		$145,487,142

Cash and Other Assets in Excess of Liabilities | 0.2%		355,621

Net Assets | 100.0%		$145,842,763

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
CHF	CIT	08/20/14	193,035	$217,093	$217,764	$671	$—
EUR	CIT	08/20/14	37,373	51,210	51,184	—	26
EUR	CIT	08/20/14	62,399	85,625	85,459	—	166
EUR	CIT	08/20/14	110,238	150,332	150,977	645	—
EUR	CIT	08/20/14	158,523	215,987	217,105	1,118	—
EUR	CIT	08/20/14	310,739	425,629	425,574	—	55
EUR	CIT	08/20/14	400,318	544,977	548,257	3,280	—
EUR	CIT	08/20/14	921,631	1,261,759	1,262,223	464	—
EUR	HSB	07/31/14	1,872,085	2,554,966	2,563,727	8,761	—
GBP	CIT	08/20/14	105,203	178,000	179,975	1,975	—
GBP	HSB	07/31/14	709,992	1,206,553	1,214,805	8,252	—
GBP	HSB	08/20/14	171,665	290,946	293,674	2,728	—
JPY	CIT	08/20/14	54,902,502	540,000	542,145	2,145	—
JPY	CIT	08/20/14	370,494,803	3,654,047	3,658,520	4,473	—
JPY	HSB	07/31/14	148,510,731	1,461,030	1,466,293	5,263	—
MXN	HSB	08/20/14	6,744,254	514,915	518,103	3,188	—
SGD	SSB	08/20/14	9,125	7,303	7,318	15	—
Total Forward Currency Purchase Contracts				$13,360,372	$13,403,103	$42,978	$247

Forward Currency Sale Contracts
AUD	CAN	08/20/14	1,561,911	$1,452,889	$1,467,677	$—	$14,788
AUD	CIT	08/20/14	106,870	100,173	100,422	—	249
AUD	CIT	08/20/14	175,882	161,800	165,271	—	3,471
AUD	HSB	07/31/14	873,199	817,942	821,676	—	3,734
AUD	RBC	08/20/14	147,664	135,800	138,755	—	2,955
AUD	SSB	07/31/14	403,079	377,612	379,295	—	1,683
CAD	HSB	07/31/14	1,682,611	1,568,298	1,575,773	—	7,475
CAD	RBC	08/20/14	291,679	268,382	273,024	—	4,642
CAD	RBC	08/20/14	3,121,998	2,864,153	2,922,326	—	58,173
CAD	SSB	07/31/14	455,213	424,196	426,309	—	2,113
CZK	JPM	08/29/14	4,864,066	240,700	242,823	—	2,123
DKK	CSF	08/20/14	524,622	96,328	96,378	—	50
EUR	CIT	07/31/14	520,967	711,003	713,438	—	2,435
EUR	CIT	08/20/14	61,018	83,186	83,568	—	382
EUR	CIT	08/20/14	61,129	82,782	83,720	—	938
EUR	CIT	08/20/14	73,642	100,296	100,857	—	561
EUR	SSB	07/31/14	192,277	262,416	263,314	—	898
GBP	CIT	08/20/14	138,638	233,200	237,174	—	3,974
GBP	CIT	08/20/14	240,357	401,502	411,188	—	9,686
GBP	HSB	08/20/14	85,639	144,045	146,506	—	2,461
GBP	HSB	08/20/14	123,172	207,040	210,714	—	3,674
GBP	SSB	07/31/14	1,142,471	1,941,528	1,954,784	—	13,256
ILS	BNP	08/12/14	930,596	266,826	271,107	—	4,281

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  31

Lazard Retirement Global Dynamic Multi Asset Portfolio (concluded)

Forward Currency Contracts open at June 30, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
ILS	BNP	08/12/14	1,736,020	$503,300	$505,749	$—	$2,449
JPY	SSB	07/31/14	103,550,466	1,018,776	1,022,386	—	3,610
MXN	HSB	08/20/14	1,544,939	118,900	118,684	216	—
MXN	HSB	08/20/14	1,664,417	127,400	127,863	—	463
MXN	HSB	08/20/14	8,162,150	628,143	627,028	1,115	—
NOK	HSB	08/20/14	9,557,862	1,605,382	1,555,373	50,009	—
NZD	BRC	08/20/14	321,824	273,600	280,503	—	6,903
NZD	CAN	08/20/14	991,719	849,109	864,386	—	15,277
PLN	HSB	08/20/14	1,875,784	610,319	615,742	—	5,423
Total Forward Currency Sale Contracts				$18,677,026	$18,803,813	51,340	178,127
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$94,318	$178,374

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

Lazard Retirement Series, Inc. Notes to Portfolios of Investments June 30, 2014 (unaudited)

(a)	Non-income producing security.

(b)	Private placements.

(c)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

US Strategic Equity	$8,149,323	$1,694,951	$90,233	$1,604,718
US Small-Mid Cap Equity	53,492,362	12,195,372	1,118,484	11,076,888
International Equity	542,517,526	180,153,993	4,311,689	175,842,304
Emerging Markets Equity	1,070,741,906	197,036,507	66,518,975	130,517,532
Global Dynamic Multi Asset	139,315,417	6,875,052	703,327	6,171,725

(d)	Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy – see Note 8.

(e)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2014, these securities amounted to 1.8% of net assets of Emerging Markets Equity Portfolio, and are considered to be liquid.

(f)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

Currency Abbreviations:
AUD	—	Australian Dollar	JPY	—	Japanese Yen
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CHF	—	Swiss Franc	NOK	—	Norwegian Krone
CZK	—	Czech Koruna	NZD	—	New Zealand Dollar
DKK	—	Danish Krone	PLN	—	Polish Zloty
EUR	—	Euro	SEK	—	Swedish Krona
GBP	—	British Pound Sterling	SGD	—	Singapore Dollar
ILS	—	Israeli Shekel	USD	—	United States Dollar

Counterparty Abbreviations:
BNP	—	BNP Paribas SA	HSB	—	HSBC Bank USA
BRC	—	Barclays Bank PLC	JPM	—	JPMorgan Chase Bank
CAN	—	Canadian Imperial Bank of Commerce	RBC	—	Royal Bank of Canada
CIT	—	Citibank NA	SSB	—	State Street Bank and Trust Co.
CSF	—	Credit Suisse Group AG

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi Asset Portfolio

Aerospace & Defense	—%	—%	0.1%
Agriculture	—	—	0.3
Alcohol & Tobacco	9.0	4.2	1.6
Automotive	4.4	0.8	2.7
Banking	7.6	20.8	5.9
Cable Television	—	—	1.4
Chemicals	—	0.8	1.6
Commercial Services	0.7	3.9	1.1
Computer Software	—	3.3	2.1
Construction & Engineering	—	—	0.7
Consumer Products	2.1	0.3	—
Diversified	2.2	1.5	—
Electric	1.5	0.8	2.3
Energy Exploration & Production	—	6.4	1.6
Energy Integrated	4.6	4.8	3.6
Energy Services	0.6	0.5	1.5
Financial Services	4.1	3.0	6.4
Food & Beverages	—	0.7	2.3
Forest & Paper Products	2.0	0.7	1.4
Gas Utilities	—	—	1.6
Health Services	—	—	1.0
Household & Personal Products	1.7	2.2	1.6
Housing	6.0	1.2	1.9
Insurance	6.8	3.3	2.7
Leisure & Entertainment	6.9	1.2	3.2
Manufacturing	7.0	4.0	4.4
Medical Products	—	—	0.4
Metals & Glass Containers	—	—	0.2
Metals & Mining	1.6	2.6	1.0
Pharmaceutical & Biotechnology	11.5	—	9.0
Real Estate	—	—	1.7
Retail	5.6	4.8	4.9
Semiconductors & Components	1.1	8.0	1.8
Technology	1.2	2.0	1.5
Technology Hardware	1.2	1.3	3.3
Telecommunications	3.4	10.3	4.7
Transportation	4.1	2.5	3.2
Subtotal	96.9	95.9	84.7

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (concluded):

Industry	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi Asset Portfolio

Foreign Government Obligations	—%	—%	10.7%
Supranationals	—	—	0.7
US Municipal Bonds	—	—	0.3
Short-Term Investments	3.0	4.4	3.4
Total Investments	99.9%	100.3%	99.8%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

Lazard Retirement Series, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2014	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio

ASSETS
Investments in securities, at value	$9,754,041	$64,569,250
Foreign currency	—	—
Receivables for:
Capital stock sold	3,161	71,370
Dividends and interest	12,378	44,529
Investments sold	176,485	274,208
Amount due from Investment Manager (Note 3)	5,522	—
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	9,951,587	64,959,357

LIABILITIES
Payables for:
Management fees	—	35,477
Accrued distribution fees	1,987	12,801
Accrued directors’ fees	57	391
Capital stock redeemed	5,582	99,524
Investments purchased	96,346	629,391
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	29,698	40,792
Total liabilities	133,670	818,376
Net assets	$9,817,917	$64,140,981

NET ASSETS
Paid in capital	$7,497,845	$44,323,410
Undistributed net investment income (loss)	52,769	(101,555)
Accumulated net realized gain (loss)	662,585	8,842,238
Net unrealized appreciation (depreciation) on:
Investments	1,604,718	11,076,888
Foreign currency and forward currency contracts	—	—
Net assets	$9,817,917	$64,140,981

Service Shares
Net assets	$9,817,917	$64,140,981
Shares of capital stock outstanding*	759,664	6,789,463
Net asset value, offering and redemption price per share	$12.92	$9.45

Investor Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—

Cost of investments in securities	$8,149,323	$53,492,362
Cost of foreign currency	—	—

*  $0.001 par value, 1,950,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi Asset Portfolio

$718,359,830	$1,201,259,438	$145,487,142
1,909,431	1,141,105	16,569

509,901	3,823,458	657,267
1,604,688	2,813,775	581,800
155,691	1,291,160	772,185
—	—	—
—	—	94,318
722,539,541	1,210,328,936	147,609,281

442,308	980,447	66,893
147,355	189,037	28,292
4,939	7,887	699
1,269,928	10,961,282	25,915
1,261,163	272,380	1,403,134
—	—	178,374
99,314	384,853	63,211
3,225,007	12,795,886	1,766,518
$719,314,534	$1,197,533,050	$145,842,763

$554,196,371	$1,054,493,734	$130,624,813
11,447,734	9,721,245	949,157
(22,214,438)	3,009,231	8,179,544

175,842,304	130,297,662	6,171,725
42,563	11,178	(82,476)
$719,314,534	$1,197,533,050	$145,842,763

$719,314,534	$925,194,921	$145,842,763
51,807,815	39,505,379	11,385,231
$13.88	$23.42	$12.81

—	$272,338,129	—
—	11,738,960	—
—	$23.20	—

$542,517,526	$1,070,741,906	$139,315,417
$1,899,051	$1,144,490	$16,539

Semi-Annual Report  37

Lazard Retirement Series, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2014	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio

Investment Income (Loss)

Income
Dividends	$86,263	$272,075
Interest	—	2
Total investment income*	86,263	272,077

Expenses
Management fees (Note 3)	32,477	224,179
Distribution fees (Service Shares)	11,599	74,726
Custodian fees	22,042	29,318
Administration fees	22,081	27,054
Professional services	17,193	19,573
Shareholders’ reports	5,257	10,217
Shareholders’ services	6,830	7,597
Directors’ fees and expenses	116	775
Other	1,309	1,839
Total gross expenses	118,904	395,278
Management fees waived and expenses reimbursed	(63,133)	(21,646)
Administration fees waived	(9,375)	—
Total net expenses	46,396	373,632
Net investment income (loss)	39,867	(101,555)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	609,142	4,776,797
Foreign currency and forward currency contracts	—	—
Net change in unrealized appreciation (depreciation) on:
Investments**	43,593	266,749
Foreign currency and forward currency contracts	—	—
Net realized and unrealized gain on investments, foreign currency and forward currency contracts	652,735	5,043,546
Net increase in net assets resulting from operations	$692,602	$4,941,991
* Net of foreign withholding taxes of	$—	$908
** Includes net change in unrealized foreign capital gains taxes of	$—	$—

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi Asset Portfolio

$13,431,208	$16,882,167	$1,175,238
—	—	334,904
13,431,208	16,882,167	1,510,142

2,575,349	5,421,189	514,679
858,450	1,052,769	151,376
97,047	384,949	83,521
89,752	124,865	33,186
50,682	69,813	24,677
37,959	58,819	8,334
8,749	17,626	6,578
9,340	14,555	1,412
7,386	16,807	3,367
3,734,714	7,161,392	827,130
—	—	(191,350)
—	—	—
3,734,714	7,161,392	635,780
9,696,494	9,720,775	874,362

22,315,864	4,036,463	7,983,118
243	(105,699)	(391,728)

544,864	84,411,291	(2,742,605)
12,840	11,898	(11,404)

22,873,811	88,353,953	4,837,381
$32,570,305	$98,074,728	$5,711,743
$1,434,544	$2,243,268	$81,916
$—	$(162,359)	$—

Semi-Annual Report  39

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement		Lazard Retirement
	US Strategic Equity Portfolio		US Small-Mid Cap Equity Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2014	December 31,	June 30, 2014	December 31,
	(unaudited)	2013	(unaudited)	2013

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$39,867	$75,648	$(101,555)	$(171,941)
Net realized gain on investments, foreign currency and forward currency contracts	609,142	1,038,192	4,776,797	9,224,221
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	43,593	806,555	266,749	6,727,138
Net increase (decrease) in net assets resulting from operations	692,602	1,920,395	4,941,991	15,779,418

Distributions to shareholders
From net investment income
Service Shares	—	(74,305)	—	—
Investor Shares	—	—	—	—
From net realized gains
Service Shares	—	(822,521)	—	(6,742,250)
Investor Shares	—	—	—	—
Net decrease in net assets resulting from distributions	—	(896,826)	—	(6,742,250)

Capital stock transactions
Net proceeds from sales
Service Shares	1,078,307	2,504,958	6,402,367	6,047,006
Investor Shares	—	—	—	—
Net proceeds from reinvestment of distributions
Service Shares	—	896,825	—	6,742,250
Investor Shares	—	—	—	—
Cost of shares redeemed
Service Shares	(896,845)	(2,183,452)	(6,125,943)	(9,881,815)
Investor Shares	—	—	—	—
Net increase (decrease) in net assets from capital stock transactions	181,462	1,218,331	276,424	2,907,441
Total increase in net assets	874,064	2,241,900	5,218,415	11,944,609
Net assets at beginning of period	8,943,853	6,701,953	58,922,566	46,977,957
Net assets at end of period*	$9,817,917	$8,943,853	$64,140,981	$58,922,566
* Includes undistributed net investment income (loss) of	$52,769	$12,902	$(101,555)	$—

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	743,845	642,085	6,761,491	6,431,142
Shares sold	88,470	206,470	716,613	714,413
Shares issued to shareholders from reinvestment of distributions	—	75,476	—	794,734
Shares redeemed	(72,651)	(180,186)	(688,641)	(1,178,798)
Net increase (decrease)	15,819	101,760	27,972	330,349
Shares outstanding at end of period	759,664	743,845	6,789,463	6,761,491

Investor Shares
Shares outstanding at beginning of period
Shares sold
Shares issued to shareholders from reinvestment of distributions
Shares redeemed
Net decrease
Shares outstanding at end of period

The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

Lazard Retirement		Lazard Retirement		Lazard Retirement
International Equity Portfolio		Emerging Markets Equity Portfolio		Global Dynamic Multi Asset Portfolio
Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
June 30, 2014	December 31,	June 30, 2014	December 31,	June 30, 2014	December 31,
(unaudited)	2013	(unaudited)	2013	(unaudited)	2013

$9,696,494	$8,972,678	$9,720,775	$15,595,232	$874,362	$583,911

22,316,107	33,220,535	3,930,764	22,549,847	7,591,390	2,305,130

557,704	79,561,724	84,423,189	(49,926,249)	(2,754,009)	8,080,648

32,570,305	121,754,937	98,074,728	(11,781,170)	5,711,743	10,969,689

—	(8,528,761)	—	(11,686,440)	—	(282,017)
—	—	—	(4,351,540)	—	—

—	—	—	(4,863,451)	—	(1,987,390)
—	—	—	(1,538,429)	—	—
—	(8,528,761)	—	(22,439,860)	—	(2,269,407)

41,403,579	79,163,606	90,595,148	264,286,008	49,562,078	71,373,222
—	—	29,406,559	70,738,953	—	—

—	8,528,761	—	16,549,889	—	2,269,406
—	—	—	5,889,970	—	—

(44,171,649)	(103,842,938)	(88,896,883)	(145,304,148)	(9,191,014)	(12,844,472)
—	—	(38,209,928)	(88,670,602)	—	—

(2,768,070)	(16,150,571)	(7,105,104)	123,490,070	40,371,064	60,798,156
29,802,235	97,075,605	90,969,624	89,269,040	46,082,807	69,498,438
689,512,299	592,436,694	1,106,563,426	1,017,294,386	99,759,956	30,261,518
$719,314,534	$689,512,299	$1,197,533,050	$1,106,563,426	$145,842,763	$99,759,956
$11,447,734	$1,751,240	$9,721,245	$470	$949,157	$74,795

52,011,272	53,294,207	39,349,938	33,061,628	8,108,458	2,870,304
3,115,424	6,557,150	4,256,737	12,204,220	4,019,848	6,175,563

—	667,953	—	771,557	—	186,629
(3,318,881)	(8,508,038)	(4,101,296)	(6,687,467)	(743,075)	(1,124,038)
(203,457)	(1,282,935)	155,441	6,288,310	3,276,773	5,238,154
51,807,815	52,011,272	39,505,379	39,349,938	11,385,231	8,108,458

		12,235,116	12,850,144
		1,350,758	3,251,994

		—	277,567
		(1,846,914)	(4,144,589)
		(496,156)	(615,028)
		11,738,960	12,235,116

Semi-Annual Report  41

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT US STRATEGIC EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Service Shares
Net asset value, beginning of period	$12.02	$10.44	$9.26	$9.18	$8.19	$6.51
Income from investment operations:
Net investment income	0.05	0.11	0.12	0.10	0.06	0.06
Net realized and unrealized gain	0.85	2.80	1.18	0.08	0.99	1.69
Total from investment operations	0.90	2.91	1.30	0.18	1.05	1.75
Less distributions from:
Net investment income	—	(0.11)	(0.12)	(0.10)	(0.06)	(0.07)
Net realized gains	—	(1.22)	—	—	—	—
Total distributions	—	(1.33)	(0.12)	(0.10)	(0.06)	(0.07)
Net asset value, end of period	$12.92	$12.02	$10.44	$9.26	$9.18	$8.19

Total Return (a)	7.49%	28.07%	14.01%	1.96%	12.85%	26.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,818	$8,944	$6,702	$6,008	$6,172	$5,365
Ratios to average net assets (b):
Net expenses	1.00%	1.00%	1.00%	1.00%	1.22%	1.25%
Gross expenses	2.56%	2.88%	3.23%	3.37%	3.84%	4.67%
Net investment income	0.86%	0.97%	1.16%	1.04%	0.68%	1.03%
Portfolio turnover rate	29%	66%	59%	50%	55%	79%

LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Service Shares
Net asset value, beginning of period	$8.71	$7.30	$9.26	$11.04	$9.68	$6.34
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.01)	(0.01)	0.03	(0.01)
Net realized and unrealized gain (loss)	0.76	2.53	0.95	(1.01)	2.27	3.35
Total from investment operations	0.74	2.50	0.94	(1.02)	2.30	3.34
Less distributions from:
Net investment income	—	—	—	—	(0.03)	—
Net realized gains	—	(1.09)	(2.90)	(0.76)	(0.91)	—
Total distributions	—	(1.09)	(2.90)	(0.76)	(0.94)	—
Net asset value, end of period	$9.45	$8.71	$7.30	$9.26	$11.04	$9.68

Total Return (a)	8.50%	35.08%	10.38%	–9.07%	23.72%	52.68%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$64,141	$58,923	$46,978	$180,524	$146,644	$143,821
Ratios to average net assets (b):
Net expenses	1.25%	1.25%	1.20%	1.15%	1.18%	1.25%
Gross expenses	1.32%	1.35%	1.20%	1.15%	1.18%	1.31%
Net investment income (loss)	–0.34%	–0.33%	–0.06%	–0.16%	0.29%	–0.21%
Portfolio turnover rate	47%	101%	74%	98%	122%	171%

†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Service Shares
Net asset value, beginning of period	$13.26	$11.12	$9.33	$10.28	$9.76	$8.23
Income (loss) from investment operations:
Net investment income	0.19	0.17	0.19	0.18	0.12	0.16
Net realized and unrealized gain (loss)	0.43	2.13	1.78	(0.93)	0.53	1.60
Total from investment operations	0.62	2.30	1.97	(0.75)	0.65	1.76
Less distributions from:
Net investment income	—	(0.16)	(0.18)	(0.20)	(0.13)	(0.23)
Total distributions	—	(0.16)	(0.18)	(0.20)	(0.13)	(0.23)
Net asset value, end of period	$13.88	$13.26	$11.12	$9.33	$10.28	$9.76

Total Return (a)	4.68%	20.76%	21.11%	–7.27%	6.72%	21.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$719,315	$689,512	$592,437	$513,882	$471,030	$343,467
Ratios to average net assets (b):
Net expenses	1.09%	1.10%	1.10%	1.12%	1.14%	1.17%
Gross expenses	1.09%	1.10%	1.10%	1.12%	1.14%	1.17%
Net investment income	2.82%	1.41%	1.80%	1.89%	1.41%	1.89%
Portfolio turnover rate	15%	40%	43%	39%	53%	104%

†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  43

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Service Shares
Net asset value, beginning of period	$21.51	$22.22	$18.71	$23.33	$19.23	$11.59
Income (loss) from investment operations:
Net investment income (a)	0.18	0.31	0.33	0.44	0.34	0.29
Net realized and unrealized gain (loss)	1.73	(0.58)	3.78	(4.64)	4.02	7.80
Total from investment operations	1.91	(0.27)	4.11	(4.20)	4.36	8.09
Less distributions from:
Net investment income	—	(0.31)	(0.35)	(0.42)	(0.26)	(0.45)
Net realized gains	—	(0.13)	(0.25)	—	—	—
Total distributions	—	(0.44)	(0.60)	(0.42)	(0.26)	(0.45)
Net asset value, end of period	$23.42	$21.51	$22.22	$18.71	$23.33	$19.23

Total Return (b)	8.88%	–1.24%	22.05%	–18.00%	22.69%	69.85%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$925,195	$846,233	$734,699	$580,370	$581,859	$367,260
Ratios to average net assets (c):
Net expenses	1.38%	1.38%	1.39%	1.42%	1.46%	1.56%
Gross expenses	1.38%	1.38%	1.39%	1.42%	1.46%	1.56%
Net investment income	1.74%	1.42%	1.57%	2.04%	1.66%	1.86%
Portfolio turnover rate	6%	14%	23%	19%	27%	51%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Investor Shares
Net asset value, beginning of period	$21.28	$21.99	$18.52	$23.17	$19.13	$11.55
Income (loss) from investment operations:
Net investment income (a)	0.21	0.37	0.38	0.50	0.38	0.32
Net realized and unrealized gain (loss)	1.71	(0.59)	3.74	(4.62)	4.01	7.79
Total from investment operations	1.92	(0.22)	4.12	(4.12)	4.39	8.11
Less distributions from:
Net investment income	—	(0.36)	(0.40)	(0.53)	(0.35)	(0.53)
Net realized gains	—	(0.13)	(0.25)	—	—	—
Total distributions	—	(0.49)	(0.65)	(0.53)	(0.35)	(0.53)
Net asset value, end of period	$23.20	$21.28	$21.99	$18.52	$23.17	$19.13

Total Return (b)	9.02%	–1.01%	22.34%	–17.79%	23.05%	70.23%

Ratios and Supplemental Data:
Net asset value, end of period	$272,338	$260,330	$282,596	$244,320	$339,899	$170,217
Ratios to average net assets (c):
Net expenses	1.13%	1.14%	1.14%	1.17%	1.21%	1.31%
Gross expenses	1.13%	1.14%	1.14%	1.17%	1.21%	1.31%
Net investment income	1.97%	1.71%	1.85%	2.31%	1.83%	2.03%
Portfolio turnover rate	6%	14%	23%	19%	27%	51%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

44  Semi-Annual Report

LAZARD RETIREMENT GLOBAL DYNAMIC MULTI ASSET PORTFOLIO

	Six Months		For the Period
Selected data for a share of capital	Ended	Year Ended	4/30/12* to
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12

Service Shares
Net asset value, beginning of period	$12.30	$10.54	$10.00
Income from investment operations:
Net investment income	0.09	0.06	0.03
Net realized and unrealized gain	0.42	1.99	0.54
Total from investment operations	0.51	2.05	0.57
Less distributions from:
Net Investment Income	—	(0.04)	— (c)
Net realized gains	—	(0.25)	(0.03)
Total distributions	—	(0.29)	(0.03)
Net asset value, end of period	$12.81	$12.30	$10.54

Total Return (a)	4.15%	19.49%	5.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$145,843	$99,760	$30,262
Ratios to average net assets (b):
Net expenses	1.05%	1.05%	1.05%
Gross expenses	1.37%	1.70%	3.80%
Net investment income	1.44%	1.01%	1.03%
Portfolio turnover rate	67%	62%	45%

†	Unaudited.
*	The Portfolio commenced operations on April 30, 2012.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  45

Lazard Retirement Series, Inc. Notes to Financial Statements June 30, 2014 (unaudited)

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, comprised of fifteen no-load portfolios (each referred to as a “Portfolio”), is currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. Currently, only the following five Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement US Strategic Equity Portfolio (“US Strategic Equity Portfolio”), Lazard Retirement US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”) and Lazard Retirement Global Dynamic Multi Asset Portfolio (formerly, Multi-Asset Targeted Volatility Portfolio) (“Global Dynamic Multi Asset Portfolio”). Each of the other ten Portfolios had not commenced operations as of June 30, 2014.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share is determined by State Street for the Fund on each day the New York Stock Exchange (“NYSE”) is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets

46  Semi-Annual Report

on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method. For the period ended June 30, 2014, only Global Dynamic Multi Asset Portfolio traded in fixed-income securities.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain

(loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

For the period ended June 30, 2014, only Global Dynamic Multi Asset Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2013, the following Portfolio had unused realized capital losses which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Expiring 2017	Expiring 2018

International Equity	$35,192,918	$7,205,218

Semi-Annual Report  47

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2013, none of the Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2013 and December 31, 2013.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Portfolios’ 2013 tax returns.

(e) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income, if any. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholders distributions may result in reclassifications among certain capital accounts.

(f) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Service Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Expense Reductions—The Portfolios’ excess cash in demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of any credits separately as an expense reduction.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Strategic Equity	0.70%
US Small-Mid Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00
Global Dynamic Multi Asset	0.85

48  Semi-Annual Report

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Service Shares	Investor Shares

US Strategic Equity	1.00%	N/A
US Small-Mid Cap Equity	1.25	N/A
International Equity	1.25	N/A
Emerging Markets Equity	1.55	1.30%
Global Dynamic Multi Asset	1.05	N/A

During the period ended June 30, 2014, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Service Shares
	Management	Expenses
Portfolio	Fees Waived	Reimbursed

US Strategic Equity	$32,477	$30,656
US Small-Mid Cap Equity	21,646	—
Global Dynamic Multi Asset	191,350	—

The Fund has entered into an administration agreement with State Street to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the US Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million. During the period ended June 30, 2014, State Street waived its fees of $9,375 for the Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan, in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chair of $5,000. Such Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is, generally, divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2014 were as follows:

Portfolio	Purchases	Sales

US Strategic Equity	$3,080,698	$2,642,550
US Small-Mid Cap Equity	28,007,207	27,714,810
International Equity	103,233,905	97,513,940
Emerging Markets Equity	64,489,717	86,152,340
Global Dynamic Multi Asset	117,084,141	79,374,199

Semi-Annual Report  49

For the period ended June 30, 2014, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Non-US Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. Capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currencies risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

50  Semi-Annual Report

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2014:

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	June 30, 2014

US Strategic Equity Portfolio
Common Stocks	$9,688,027	$—	$—	$9,688,027
Preferred Stock*	—	—	—	—
Short-Term Investment	66,014	—	—	66,014
Total	$9,754,041	$—	$—	$9,754,041

US Small-Mid Cap Equity Portfolio
Common Stocks	$62,420,682	$—	$—	$62,420,682
Preferred Stock*	—	—	—	—
Short-Term Investment	2,148,568	—	—	2,148,568
Total	$64,569,250	$—	$—	$64,569,250

International Equity Portfolio
Common Stocks
Thailand	$—	$4,953,277	$—	$4,953,277
Other	677,572,298	—	—	677,572,298
Preferred Stock	14,468,649	—	—	14,468,649
Short-Term Investment	21,365,606	—	—	21,365,606
Total	$713,406,553	$4,953,277	$—	$718,359,830

Emerging Markets Equity Portfolio
Common Stocks
Russia	$70,823,080	$66,103,828	$—	$136,926,908
Thailand	9,967,228	20,093,764	—	30,060,992
Other	982,017,340	—	—	982,017,340
Short-Term Investment	52,254,198	—	—	52,254,198
Total	$1,115,061,846	$86,197,592	$—	$1,201,259,438

Global Dynamic Multi Asset Portfolio
Assets:
Common Stocks	$114,407,890	$—	$—	$114,407,890
Preferred Stock	456,053	—	—	456,053
Corporate Bonds	—	7,134,225	—	7,134,225
Foreign Government Obligations	—	15,640,082	—	15,640,082
Quasi Government Bonds	—	1,417,459	—	1,417,459
Supranationals	—	1,016,589	—	1,016,589
US Municipal Bonds	—	436,303	—	436,303
Short-Term Investment	4,978,541	—	—	4,978,541
Other Financial Instruments**
Forward Currency Contracts	—	94,318	—	94,318
Total	$119,842,484	$25,738,976	$—	$145,581,460

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(178,374)	$—	$(178,374)

*	The preferred stock was reported in the Portfolios of Investments at zero market value.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Semi-Annual Report  51

Certain common stocks (see footnote (d) in the Notes to Portfolios of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The fixed-income securities included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service.

The fair value measurement process for the Level 3 preferred stock of Better Place, Inc., a company that was working to build the infrastructure to deliver a range of services relating to the use of electric vehicles, including battery charging and swap stations, includes significant unobservable inputs, including the bankruptcy filing of the company, which is reflected in its current valuation of zero.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (d) in the Notes to Portfolios of Investments) in the International Equity, Emerging Markets Equity and Global Dynamic Multi Asset Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2014.

For further information regarding security characteristics see Portfolios of Investments.

9. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts. Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Dynamic Multi Asset Portfolio

During the period ended June 30, 2014, the notional amounts of purchases and sales of forward currency contracts were $90,557,400 and $107,891,264, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2014:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$94,318
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$178,374

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2014 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(422,388)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(9,678)

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

As of June 30, 2014, the Global Dynamic Multi Asset Portfolio holds derivative instruments that are eligible for offset in its Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through single payment in the event of default on or termination of any one contract.

52  Semi-Annual Report

The required information for the affected Portfolio is presented in the below table, as of June 30, 2014:

Global Dynamic Multi Asset Portfolio

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$94,318	$—	$94,318

		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of
	Assets Presented
	in Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Received	Net Amount

Citibank NA	$14,771	$(14,771)	$—	$—
HSBC Bank USA	79,532	(23,230)	—	56,302
State Street Bank and Trust Co.	15	(15)	—	—
Total	$94,318	$(38,016)	$—	$56,302

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$178,374	$—	$178,374

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged	Net Amount

Barclays Bank PLC	$6,903	$—	$—	$6,903
BNP Paribas SA	6,730	—	—	6,730
Canadian Imperial Bank of Commerce	30,065	—	—	30,065
Citibank NA	21,943	(14,771)	—	7,172
Credit Suisse Group AG	50	—	—	50
HSBC Bank USA	23,230	(23,230)	—	—
JPMorgan Chase Bank	2,123	—	—	2,123
Royal Bank of Canada	65,770	—	—	65,770
State Street Bank and Trust Co.	21,560	(15)	—	21,545
Total	$178,374	$(38,016)	$—	$140,358

10. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that require adjustment or disclosure in the financial statements.

Semi-Annual Report  53

Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Name (Age)	Position(s) with the Fund	Principal Occupation(s) and Other Public Company
Address(1)	(Since) and Term(2)	Directorships Held During the Past Five Years(2)

Independent Directors(3):
Kenneth S. Davidson (69)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (51)	Director (May 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (42)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Leon M. Pollack (73)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (70)	Director (April 1997)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (66)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):
Charles L. Carroll (53)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (54)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

54  Semi-Annual Report

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2014, 33 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Semi-Annual Report  55

Name (Age)	Position(s) with the Fund
Address(1)	(Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):
Nathan A. Paul (41)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer (May 2003)	Vice President of the Investment Manager

Tamar Goldstein (39)	Interim Chief Compliance Officer (July 2014) and Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (39)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

56  Semi-Annual Report

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

Lazard Retirement Emerging Markets Income Portfolio and Lazard Retirement Fundamental Long/Short Portfolio

At a meeting of the Board held on February 26, 2014 (the “February Meeting”), the Board considered matters in connection with the approval of the Management Agreement between the Fund, on behalf of Lazard Retirement Fundamental Long/Short Portfolio (the “Long/Short Portfolio”) and Lazard Retirement Emerging Markets Income Portfolio (the “Emerging Markets Income Portfolio” and, together with the Long/Short Portfolio, the “April Portfolios”), and the Investment Manager. At a meeting of the Board held on April 10, 2014 (the “April Meeting”), the Board further considered matters in connection with the approval of the Management Agreement between the Fund, on behalf of the Long/Short Portfolio, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

February Meeting

Services Provided (both April Portfolios)

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 34 active funds comprised approximately $24 billion of the approximately $187 billion of total assets under the management of the Investment Manager and its global subsidiaries as of December 31, 2013); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the April Portfolios from members of the April Portfolios’ proposed portfolio management teams, including the strategies to be employed for the April Portfolios and the April Portfolios’ portfolio management teams, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the April Portfolios were expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $24 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee and expense ratio information prepared by Lipper, Inc. (“Lipper”) noting the limitations of the comparison group for the Emerging Markets Income Portfolio (the “EMI Group”). For the Long/Short Portfolio, it was determined that the Investment Manager would obtain an additional comparative

Semi-Annual Report  57

analysis from Strategic Insight that was more appropriate to the strategy of the Long/Short Portfolio, as the Investment Manager believed that many of the peer funds selected for the Long/Short Portfolio by Lipper were not appropriate comparisons because Lipper had included funds other than “pure” long/short funds. The Directors determined to consider the Management Agreement with respect to the Long/Short Portfolio at the April Meeting.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratio for the Emerging Markets Income Portfolio and the comparisons provided by Lipper, which compared contractual management fees and expense ratios for the Emerging Markets Income Portfolio to the EMI Group and comparison universe (the “EMI Universe”), and the Directors noted the methodology and assumptions used by Lipper, including that the management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The proposed management fee for the Emerging Markets Income Portfolio was above the EMI Group median for Service Shares (approximately nine basis points). The net expense ratio for the Emerging Markets Income Portfolio was above the EMI Group and EMI Universe medians for Service Shares but was within the range of the net expense ratios of other funds in the EMI Group and EMI Universe.

The Directors also received information regarding advisory fees charged to the other the Investment Manager client accounts with investment objectives, policies and strategies similar to those of the Emerging Markets Income Portfolio and considered the relevance of this fee information.

Performance (both April Portfolios). The Directors were provided with composite performance information for the Investment Manager’s emerging income and emerging markets currency income strategies and a proprietary account managed in the Investment Manager’s long/short strategy.

Investment Manager Profitability and Economies of Scale (Emerging Markets Income Portfolio only)

Representatives of the Investment Manager referred to previous discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing

Portfolios and noted that because the Emerging Markets Income Portfolio is newly formed, has not commenced operations and the eventual amount of the Emerging Markets Income Portfolio’s assets is uncertain, specific information concerning the cost of services to be provided to the Emerging Markets Income Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the Emerging Markets Income Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the Emerging Markets Income Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse the Emerging Markets Income Portfolio for at least two years following the Emerging Markets Income Portfolio’s commencement of operations to maintain the expense ratios reflected in the Lipper materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. The Investment Manager’s representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Emerging Markets Income Portfolio. The Investment Manager’s representatives referenced information previously provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Emerging Markets Income Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Plan adopted for the Emerging Markets Income Portfolio’s Service Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Management Agreement with respect to the Emerging Markets Income Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations with regard to the Management Agreement:

58  Semi-Annual Report

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with an approximately $187 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the April Portfolios.

•	The Board concluded that the Emerging Markets Income Portfolio’s fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Emerging Markets Income Portfolio increases. The Board determined it would seek to have the Investment Manager share any material economies of scale with the Emerging Markets Income Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Fund’s Management Agreement for the Emerging Markets Income Portfolio was in the best interests of the Emerging Markets Income Portfolio.

April Meeting

Comparative Management Fee and Expense Ratio Information

Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratio for the Long/Short Portfolio and the comparisons provided by Strategic Insight, which compared contractual management fees and expense ratios for the Long/Short Portfolio to its respective expense groups of peer funds (the “Long/Short Group”), and the Directors noted the methodology and assumptions used by Strategic Insight, including that the management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The proposed management fee for the Long/Short Portfolio was slightly below the Long/Short Group median for Investor Shares and four basis points above the Long/Short Group median for Service Shares.

The net expense ratios for the Long/Short Portfolio were below the respective Long/Short Group median for each share class.

There were no other fee-paying client accounts managed by the Investment Manager with investment objectives, policies and strategies similar to those of the Long/Short Portfolio.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager referred to previous discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing Portfolios and noted that because the Long/Short Portfolio is newly formed, has not commenced operations and the eventual amount of the Long/Short Portfolio’s assets is uncertain, specific information concerning the cost of services to be provided to the Long/Short Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the Long/Short Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the Long/Short Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse Long/Short Portfolio for at least two years following the Long/Short Portfolio’s commencement of operations to maintain the expense ratios reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. The Investment Manager’s representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Long/Short Portfolio. The Investment Manager’s representatives referenced information previously provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Long/Short Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Plan adopted for the Long/Short Portfolio’s Service Shares.

Semi-Annual Report  59

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Management Agreement with respect to the Long/Short Portfolio. Based on its discussions and considerations as described above and at the February Meeting, the Board made the following conclusions and determinations with regard to the Management Agreement:

•	The Board concluded that the Long/Short Portfolio’s fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Long/Short Portfolio increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the Long/Short Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Fund’s Management Agreement for the Long/Short Portfolio was in the best interests of the Long/Short Portfolio.

All Portfolios except Lazard Retirement Fundamental Long/Short Portfolio, Lazard Retirement International Equity Concentrated Portfolio, Lazard Retirement Global Strategic Equity Portfolio and Lazard Retirement Emerging Markets Income Portfolio

At a meeting of the Board held on June 24-25, 2014, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of its Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the

Lazard Funds complex of 34 active funds comprised approximately $25 billion (as of April 30, 2014) of the approximately $169.5 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2014). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $25 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2014) information prepared by Strategic Insight, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”).

Management Fees and Expense Ratios. The Directors discussed the management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Strategic Insight, including that management fee comparisons for the Portfolios and the rankings used therein include administrative fees (which, for the Portfolios, include a fixed dollar fee paid to the Fund’s third party administra-

60  Semi-Annual Report

tor that is not affiliated with the Investment Manager). The Directors acknowledged that, for smaller Portfolios, the fixed dollar administrative fee may have a more significant impact on the contractual management fee.

In reviewing Strategic Insight’s analysis (which was for the Service Shares class of all Portfolios except for the Emerging Markets Equity Portfolio, which has both Service and Investor Shares classes), it was noted that, except for the US Strategic Equity, US Small-Mid Cap Equity, Global Dynamic Multi Asset, International Equity Select and Capital Allocator Opportunistic Strategies Portfolios (of which the International Equity Select and Capital Allocator Opportunistic Strategies Portfolios are not active Portfolios), contractual management fees were lower than each Portfolio’s relevant Group median and that, for the active Portfolios, total expenses were below or only slightly above the median of the relevant Group, except for the US Small-Mid Cap Equity Portfolio, which was significantly smaller than another other fund in its Group. For the US Strategic Equity and US Small-Mid Cap Equity Portfolios, it was noted that the contractual advisory fee was at the medians, and for the Global Dynamic Multi Asset Portfolio it was noted that the contractual advisory fee was more competitive with the median. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the active Portfolios and that for certain of these Portfolios the Investment Manager was waiving management fees and/or reimbursing expenses.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and Category over measurement periods up to ten years through March 31, 2014.

The Directors noted that performance of the Emerging Markets Equity Portfolio was above the Group and Category medians in all periods (first quartile in all periods except one); performance of the International Equity Portfolio was at or near the Group and Category medians in all periods; performance of the Global Dynamic Multi Asset Portfolio was above the Group and Category medians for the one year period (but below year-to-date in 2014); US Small-Mid Cap Equity Portfolio was below the Group and Category medians in most periods but above median in the one-year period and year-to-date in 2014; and the US Strategic Equity Portfolio was below median in all periods except year-to-date in 2014, when it was above the Category median and only slightly below the Group median.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2013 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s expenses. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Portfolios in the period under review, and the Investment Manager did not benefit from money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives reviewed

Semi-Annual Report  61

with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Service Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $169.5 billion global asset management business.

•	The Board was generally satisfied with the overall performance of most of the Portfolios, but would continue to monitor performance of the Portfolios that were not generally above or competitive with Group or Category medians.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Fund, on behalf of each Portfolio, was in the best interests of the Portfolio.

Lazard Retirement International Equity Concentrated Portfolio and Lazard Retirement Global Strategic Equity Portfolio

At a meeting of the Fund’s Board held on June 24-25, 2014, the Board considered the approval of the Management Agreement between the Fund, on behalf of Lazard Retirement International Equity Concentrated Portfolio and Lazard Retirement Global Strategic Equity Portfolio (the “June Portfolios”), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discus-

62  Semi-Annual Report

sion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 34 active funds comprised approximately $25 billion (as of April 30, 2014) of the approximately $169.5 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2014); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the June Portfolios from members of the June Portfolios’ proposed portfolio management teams, including the strategies to be employed for the June Portfolios and the June Portfolios’ portfolio management teams, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the June Portfolios were expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $25 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee and expense ratio information prepared by Strategic Insight.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratios for the June Portfolios and the comparisons provided by Strategic Insight, which compared management fees and expense ratios for each June Portfolio to its respective Groups and Category, and the Directors noted the methodology and assumptions used by Strategic Insight, including that the management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party admin-

istrator that is not affiliated with the Investment Manager). For the Global Strategic Equity Portfolio, the proposed contractual management fee was below the Group median and above the Category median (third quartile), and the estimated expense ratio was above the Group and Category medians (fourth quartile). For the International Equity Concentrated Portfolio, the proposed contractual management fee was above the Group median (by three basis points) and above the Category median (fourth quartile) and the estimated expense ratio was above the Group and Category medians (fourth quartile). The Directors also reviewed information regarding advisory fees charged to Similar Accounts and considered the relevance of this fee information.

Performance. Since the June Portfolios had not yet commenced operations, there was no performance of the June Portfolios for the Directors to consider. The Directors were provided with performance information for the Investment Manager’s global strategic equity and international equity concentrated strategies, and it was noted that the international equity concentrated performance was for a single account funded by the Investment Manager with approximately $1.5 million in assets.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager referred to recent discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing Portfolios and noted that because the June Portfolios are newly formed, have not commenced operations and the eventual aggregate amount of the June Portfolios’ assets was uncertain, specific information concerning the cost of services to be provided to the June Portfolios and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the June Portfolios and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the June Portfolios initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse each June Portfolio for at least two years following the June Portfolio’s commencement of operations to maintain the expense ratios reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. The In-

Semi-Annual Report  63

vestment Manager representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the June Portfolios. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the June Portfolios would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the June Portfolios’ Service Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Management Agreement with respect to the June Portfolios. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations with regard to the Management Agreement for each June Portfolio:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with an approximately $169.5 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the June Portfolios.

•	The Board concluded that the June Portfolio’s fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the June Portfolios increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the June Portfolios.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Fund’s Management Agreement for the June Portfolios was in the best interests of the June Portfolios.

64  Semi-Annual Report

Lazard Retirement Series, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300

Telephone: 800-823-6300

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP

180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York NY 10112 • www.lazardnet.com

LZDPS010

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)    The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 5, 2014

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 5, 2014